UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

METROPOLITAN BANK HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14-6(i)(1) and 0-11.

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 (212) 659-0600 MCBankNY.com
Letter from Our Chief Executive Officer
Dear Stockholder:
On behalf of our Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Metropolitan Bank Holding Corp. (the “Company”). The Annual Meeting will be held on Wednesday, May 28, 2025 at 9:00 a.m., Eastern Time. We are holding our Annual Meeting in a virtual meeting format once again this year to ensure expanded access, improved communication and cost savings for our stockholders. Your attendance at the Annual Meeting is important to us, and we have provided detailed instructions for voting your shares, virtually attending and participating at the Annual Meeting starting on page 69 of this proxy statement (this “Proxy Statement”).
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company’s Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance, is also enclosed for your review. We encourage you to read both this Proxy Statement and the Annual Report carefully prior to voting your shares and attending the annual meeting. With our unique position as a mid-sized commercial bank head-quartered in New York City, we see a great deal of potential to drive long-term value for our stockholders. The Board of Directors is regularly engaged with our management team to advise and challenge them toward better outcomes for you, our valued stockholder.
You will be asked to vote on the following items at the Annual Meeting:
1.
the election of four directors;

2.
a non-binding advisory proposal to approve the compensation of our Named Executive Officers for 2024 (the “Say-on-Pay” proposal);

3.
the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2025; and

4.
the approval of an amendment to the Amended and Restated Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Equity Incentive Plan Amendment”).

The Board of Directors unanimously recommends a vote “FOR” each of the director nominees, approval of the Say-on-Pay proposal, the ratification of our independent registered public accounting firm, and the approval of the Equity Incentive Plan Amendment.
Your vote is important to us, whether or not you plan to virtually attend the Annual Meeting. Please vote your shares through any of the acceptable means described in this Proxy Statement as promptly as possible.
We thank you for your investment in the Company and look forward to convening with you on May 28th.
Sincerely, Mark R. DeFazio President and Chief Executive Officer April 17, 2025

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 (212) 659-0600 MCBankNY.com
Notice of Annual Meeting of Stockholders
To Be Held on May 28, 2025
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Metropolitan Bank Holding Corp. (the “Company”) will be:
DATE	VIRTUAL MEETING	RECORD DATE
May 28, 2025 9:00 a.m., Eastern Time	Go online to www.meetnow.global/M2XRACH	The record date for stockholders entitled to vote their shares at the Annual Meeting is April 3, 2025

Agenda for the Annual Meeting		Board Recommendation
1.	Election of four directors to serve on our Board of Directors (the “Board” or “Board of Directors”) for a three-year term ending at the 2028 Annual Meeting;	FOR each director nominee
2.	Approval of a non-binding advisory vote regarding the 2024 compensation of our Named Executive Officers, as disclosed in the Proxy Statement (“Say-on-Pay” vote);	FOR
3.	Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;	FOR
4.	Approval of the Equity Incentive Plan Amendment; and	FOR
5.
Such other matters as may properly come before the Company at the Annual Meeting, or any adjournments thereof. At this time, the Board is not aware of any other business to come before the Company at the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY:
INTERNET	Go to www.investorvote.com/MCB
PHONE	Call toll-free 1 (800) 652-VOTE (8683)
MAIL	Complete, sign, date and return your proxy card in the postage-paid envelope
ATTEND THE MEETING	Attend virtually and vote online during the meeting

The Annual Meeting will be held in a virtual meeting format. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/M2XRACH.
Please read the enclosed proxy statement (this “Proxy Statement”) carefully for details regarding how to vote, attend and participate in the Annual Meeting. Instructions can be found starting on page 69 of this Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
The Proxy Statement, Proxy Card and Annual Report are available at www.edocumentview.com/MCB
We anticipate that this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement will begin being mailed to stockholders on or about April 17, 2025.
Each stockholder, whether or not he or she plans to virtually attend the Annual Meeting, is requested to vote without delay. If you submit your proxy in advance you may revoke it at any time by filing with the corporate secretary of Metropolitan Bank Holding Corp. a written revocation, voting a proxy bearing a later date or virtually attending the Annual Meeting and voting on the meeting website.
By Order of the Board of Directors
Zachary Levine
Corporate Secretary
New York, New York
April 17, 2025

1	Proposal 1 — Election of Directors
1	Background
2	Director Nominees
9	Corporate Governance Information
9	Director Skills and Qualifications
10	Corporate Governance Practices
16	Board Structure and Leadership
17	Board’s Role in Risk Oversight
21	Board Meetings and Committee Information
24	Director Compensation
27	Executive Officers Who Are Not Directors
29	Proposal 2 — Advisory Vote on Named Executive Officer Compensation
30	Compensation Discussion and Analysis
30	Introduction
31	Compensation Philosophy
31	Compensation and Governance Practices
32	Pay Program and 2024 Compensation Overview
32	2024 Financial and Strategic Highlights
39	Compensation Determination Process
33	2024 Pay Components and Compensation Decisions
38	Additional Compensation Elements
41	Other Compensation Considerations
43	Compensation Committee Report
44	Compensation Matters
44	Summary Compensation Table
47	Grant of Plan-Based Awards
48	Outstanding Equity Awards at Fiscal Year-End
49	Option Exercises and Stock Vested Table
49	Pension Benefits
49	Nonqualified Deferred Compensation
49	Potential Payments Upon Termination or Change-in-Control
52	CEO Pay Ratio
53	Pay Versus Performance
54	Tabular List of Financial Performance Measures
55	Analysis of the Information Presented in the Pay Versus Performance Table
56	Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
57	Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
57	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
58	Audit Committee Report
59	Proposal 4 — Approval of the Equity Incentive Plan Amendment
59	Equity Compensation is Fundamental to our Compensation Philosophy and Business Strategy
62	Key Features of the Amended Equity Incentive Plan
65	Federal Income Tax Considerations
66	Accounting Treatment
67	Stock Ownership
68	Delinquent Section 16(a) Reports
69	General Information about the Annual Meeting
69	Annual Meeting Q&A
73	Stockholder Proposals
74	Other Matters
74	Householding
74	Miscellaneous
A-1	Appendix A: Non-GAAP Reconciliations
B-1	Appendix B: Equity Incentive Plan Amendment

Proposal 1 — Election of Directors

We are asking stockholders to elect four (4) director nominees named in this Proxy Statement to serve on our Board for a three-(3) year term ending at the 2028 Annual Meeting, or until their successors have been duly elected and qualified. The Board, on recommendation from its Corporate Governance and Nominating Committee (the “CG&N Committee”), has nominated each of:
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Dale C. Fredston,

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David J. Gold,

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Terence J. Mitchell, and

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Chaya Pamula

for election as a director for a three-(3) year term.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
Background
The Company’s Board is currently comprised of twelve members. The directors are divided into three classes, equal in number, with one class of directors elected annually. The Company’s directors are generally elected to serve for a three-year period or until their respective successors have been elected and qualified.
BOARD OF DIRECTORS	Director Nominees with Terms Ending in 2025	Continuing Directors with Terms Ending in 2026	Continuing Directors with Terms Ending in 2027
	• Dale C. Fredston • David J. Gold • Terence J. Mitchell • Chaya Pamula	• Anthony J. Fabiano • Robert C. Patent • Maria Fiorini Ramirez • William Reinhardt	• Mark R. DeFazio • Harvey M. Gutman • Katrina Robinson • George J. Wolf, Jr.
Four directors have been nominated for election at the Annual Meeting:
•
The four director nominees currently sit on our Board and are standing for re-election. The nominees also serve on the board of directors of the Company’s wholly-owned operating subsidiary, Metropolitan Commercial Bank (the “Bank”).

•
Each of the director nominees is independent as defined in the listing standards of the New York Stock Exchange (“NYSE”) and the Board has determined that the nominees are able to devote the necessary time and effort for Company matters.

•
The Board and its CG&N Committee have concluded that each of the nominees should be recommended for re-election as a director after considering, among other factors, each nominee’s:

(i)
experience, skills and contributions that such incumbent nominee brings to the Board and the committees on which such nominee serves,

(ii)
attendance and performance at Board and committee meetings, and

(iii)
length of service on the Board.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   1

Proposal 1 — Election of Directors

Each director nominee abstained from the Board and CG&N Committee determination regarding his or her respective nomination for re-election. Additional information regarding the Board’s director nomination process begins on page 11 of this Proxy Statement.
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The nominees have skills, expertise and experience in a wide range of areas, including:

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banking,

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real estate,

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risk management and compliance,

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corporate transactions,

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information technology,

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digitization and cybersecurity,

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operations,

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financial services regulation,

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corporate governance,

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corporate finance and capital markets,

•
business development and strategic planning,

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investor relations, and

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accounting.

Information about each director’s professional experience, skills, expertise and contributions, including for the director nominees, is provided starting on page 2 of this Proxy Statement.
The Company has maintained a classified board since its formation in 1999. As discussed in more detail under the “Board Structure and Leadership” section below, the Board continues to believe that maintaining a classified Board structure is in the Company’s best interests by promoting continuity and stability in the leadership, facilitating our ability to recruit and retain highly qualified directors and developing directors with a long-term perspective and enduring institutional knowledge of and experience with the Company.
The proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting to elect the proposed nominees. If a nominee is unable to serve, the shares represented by such proxies will be voted to elect such substitute as the Board may determine. The Board is unaware of any reason that a nominee named in this Proxy Statement would be unable to serve, if elected.
Director Nominees and Continuing Directors
NOMINEES WITH TERMS ENDING IN 2025
Dale C. Fredston	Independent | Director Since 2016
Age 72 Committees • Audit • CG&N (Chair)
Career Highlights
Sterling National Bank and its public holding company, Sterling Bancorp
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Executive Vice President and General Counsel (2002 to 2015)

Bank of America
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Senior Vice President, General Counsel and Corporate Secretary of the bank’s commercial finance subsidiary

Education
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J.D., Columbia University School of Law

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B.A., Wellesley College

Qualifications
Ms. Fredston has over 30 years of experience as in-house counsel to a wide range of financial service companies. Her experience includes financing transactions, mergers and acquisitions, banking and securities law, risk management, corporate governance, general corporate matters and management of litigation.
Skills and Expertise
•
Deep industry knowledge and expertise in bank-specific legal, regulatory and compliance matters.

•
Senior leadership of a publicly traded financial institution.

•
Experience in finance and risk management.

2   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 1 — Election of Directors

David J. Gold	Independent | Director Since 2016
Age 50 Committees* • Audit • Compensation • CG&N • Risk * Mr. Gold also serves on the Credit Committee and Asset Recovery Group Committee of the Bank’s board of directors
Career Highlights
AdvisIRy Partners Group LLC, consulting firm providing strategic and capital markets advisory services
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Partner (2017 to Present)

City of New York
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New York City Commissioner of City Planning (appointed in 2022)

Education
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J.D., Benjamin N. Cardozo School of Law

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B.S., New York University Stern School of Business

Qualifications
Mr. Gold was an equity analyst at a Wall Street firm for nearly two decades. Professional certifications and memberships include:
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Chartered Financial Analyst and member of the CFA Institute

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Cyber Oversight CERT certificate (Software Engineering Institute of Carnegie Mellon University)

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National Association of Corporate Directors (member)

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Licensed Real Estate Broker and member of the Real Estate Board of New York

Skills and Expertise
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Experience in strategic planning and investor relations.

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Expertise in capital markets and credit analysis.

•
Knowledge of the Company’s market and the real estate industry.

Terence J. Mitchell	Independent | Director Since 2017
Age 72 Committees • Audit • Compensation • Risk
Career Highlights
Dime Community Bank/Dime Community Bankshares
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Executive Vice President and Chief Retail Officer (2010 to 2016)

Sovereign Bank
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Executive Vice President, Director of Retail Banking (2006 to 2008)

Independence Community Bank/Independence Community Bank Corp.
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Executive Vice President, President of Consumer Banking (1990 to 2006)

Education
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B.B.A., Iona College

Qualifications
Mr. Mitchell has over 40 years of experience in retail banking. He has a deep knowledge of the communities and markets in which we operate and has also served on the boards of several Brooklyn non-profit and public interest organizations.
Skills and Expertise
•
Extensive retail and consumer banking expertise.

•
Senior leadership of business units at publicly traded financial institutions.

•
Experience in risk management and operations.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   3

Proposal 1 — Election of Directors

Chaya Pamula	Independent | Director Since 2021
Age 59 Committees • CG&N • Risk
Career Highlights
PamTen Inc., technology services provider
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Co-founder, President and CEO (2007 to Present)

SheTek, non-profit focused on increasing women representation in technology industry
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Founder and President (2017 to Present)

SOFKIN, non-profit focused on serving the needs of underprivileged children
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Founder and Trustee (2005 to Present)

Education
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Executive Education Program, Harvard Business School

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MBA, Osmania University in India

Qualifications
Ms. Pamula has more than 25 years of information technology experience, with a focus on solutions for business process improvement, business transformation/ reengineering and IT portfolio optimization. She is engaged and versed in emerging areas of technology, such as generative artificial intelligence. Ms. Pamula is on the board of various industry associations, social impact organizations, and has received awards for her philanthropy, entrepreneurship, and dedication to non-for-profit endeavors.
Skills and Expertise
•
Extensive expertise in information technology, cybersecurity and emerging technologies (e.g., artificial intelligence).

•
Experience entrepreneurship and serving small- and medium-sized enterprises.

•
Experience with business transformation through integration of digital technology solutions.

CONTINUING DIRECTORS WITH TERMS ENDING IN 2026
Anthony J. Fabiano	Not Independent(1) | Director Since 2020
Age 64 Committees • Risk (Chair)
Career Highlights
Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank
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Executive Vice President and Chief Financial Officer (2018 to 2020)

Hudson City Bancorp
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President, Chief Operating Officer and a member of the Board of Directors (2014 to 2015)

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Executive Vice President — Finance and Administration (2012 to 2014)

Sound Federal Bancorp
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Chief Financial Officer (1998 to 2006)

MSB Bancorp
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Chief Financial Officer (1992 to 1998)

Education
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B.S., Manhattan College

Qualifications
Mr. Fabiano has more than 40 years of experience across a broad range of finance, accounting and management disciplines, primarily in the banking sector. He is a Certified Public Accountant, a member of the American Institute of CPAs and the New York State Society of CPAs and attended the National School of Banking at Fairfield University.
Skills and Expertise
•
Extensive expertise in a broad range of banking, financial, accounting and risk management matters.

•
Senior leadership managing the finance and operations functions at publicly traded financial institutions.

•
Knowledge of the company’s business and operations.

(1)
The Board has elected not to designate Mr. Fabiano as “independent” due to his previous employment as an executive officer of the Company. Mr. Fabiano could qualify as independent under NYSE listing standards because it has been more than three years since he ceased serving as an executive officer of the Company. See “Board Independence” on page 15 below for additional information.

4   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 1 — Election of Directors

Robert C. Patent	Independent | Director Since 1999
Age 74 Committees* • Compensation • CG&N * Mr. Patent also serves as the chair of the Credit Committee and chair of the Asset Recovery Group Committee of the Bank’s board of directors
Career Highlights
Colby Capital Corporation, a private investment firm focused on real estate acquisition, restructuring and financing
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President (1991 to Present)

New York Federal Savings Bank
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Director (1989 to 1997)

Education
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B.B.A., The George Washington University

Qualifications
Mr. Patent has over 45 years of experience in real estate investment. His board experience includes service as a director of New York Federal Savings Bank from 1989 until its sale to Flushing Financial Corporation in 1997.
Skills and Expertise
•
Prior experience on the board of a financial institution.

•
Deep expertise in real estate investment.

•
Knowledge of the Company’s market and the real estate industry.

Maria Fiorini Ramirez	Independent | Director Since 2014
Age 76 Committees • CG&N • Risk
Career Highlights
Maria Fiorini Ramirez, Inc., a global economic and financial consulting firm
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Founder, President and CEO (1992 to Present)

Drexel Burnham Lambert Incorporated
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Managing Director and Money Market Economist

Education
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B.A., Pace University

Qualifications
Ms. Ramirez has significant board experience in the banking industry, serving as director at a number of companies between 1989 and 2009, including Sovereign Bancorp, Independence Community Bank and Statewide Savings Bank. Ms. Ramirez currently serves as a director of Security Mutual Life and The Brooklyn Hospital.
Skills and Expertise
•
Significant prior experience on the boards of community and regional banks.

•
Expertise in finance and economics.

•
Experience in financial regulation and risk management.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   5

Proposal 1 — Election of Directors

William Reinhardt	Independent | Director Since 2013 | Chair Since 2018
Age 78 Committees* • Audit (Chair) • Compensation • CG&N • Risk * Mr. Reinhardt also serves on the Credit Committee and Asset Recovery Group Committee of the Bank’s board of directors
Career Highlights
Alvarez & Marsal
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Senior Director (2008 to Present)

Office of Comptroller of the Currency (“OCC”)
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Assistant Deputy Comptroller for Community Banks, Northeast District

Education
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Degree from the Graduate School of Banking, University of Wisconsin

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B.A., LIU Post (formerly known as C.W. Post Campus of Long Island University)

Qualifications
Mr. Reinhardt was responsible for regulatory oversight over more than 200 community and regional banks as well as federal branches while at the OCC. He served on numerous interagency committees to identify and address emerging issues in an effective manner.
Skills and Expertise
•
Significant expertise in financial regulation and supervision.

•
Financial expert, with experience in banking, risk management and compliance.

•
Senior policy-making experience in public sector.

CONTINUING DIRECTORS WITH TERMS ENDING IN 2027
Mark R. DeFazio	President and CEO | Director Since 1999
Age 61 Committees Mr. DeFazio serves on the Credit Committee and Asset Recovery Group Committee of the Bank’s board of directors
Career Highlights
Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank
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Chief Executive Officer (appointed 2002 to Present)

•
Founder and President (1999 to Present)

Israel Discount Bank
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Various positions, including Senior Vice President and Head of Commercial Real Estate (13 years)

Qualifications
Mr. DeFazio has more than 40 years of experience banking and real estate experience. Mr. DeFazio has overseen the steady growth of the Bank from its founding in 1999, to its initial public offering in 2017 and through to the present.
Skills and Expertise
•
Deep familiarity with the markets and communities in which the Company operates.

•
Broad and extensive expertise in banking and real estate.

•
Senior leadership of a publicly traded financial institution.

6   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 1 — Election of Directors

Harvey M. Gutman	Independent | Director Since 2008
Age 78 Committees Mr. Gutman serves on the Credit Committee and Asset Recovery Group Committee of the Bank’s board of directors
Career Highlights
Brookside Advisors, LLC, a real estate consulting and development company
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Founder and President (2006 to Present)

Pathmark Stores, Inc.
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Senior Vice President for Retail Development (16 years)

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VP for Grocery, Non-Food and Rx Merchandising (7 years)

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VP of Strategic Planning, Research and Investor Relations (7 years)

Education
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M.B.A., Wharton School of the University of Pennsylvania

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B.A., Rutgers University

Qualifications
Mr. Gutman has been active in real estate and retail development since 1990. At Pathmark, he was responsible for the company’s retail development program, including site identification. He was additionally responsible for investor communications and public relations. Mr. Gutman currently serves on the board of two ARCTRUST private REITs and is a member of the International Council of Shopping Centers.
Skills and Expertise:
•
Significant background in retail and real estate.

•
Expertise in strategic planning in the real estate industry.

•
Senior leadership and board experience.

Katrina Robinson	Independent | Director Since 2021
Age 42 Committees • Audit
Career Highlights
Cone Marshall Group, an international trust and fiduciary services firm
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CEO (2022 to Present)

Teton Trust Company LLC, a Wyoming chartered trust and fiduciary services firm
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CEO (2017 to Present)

Education
•
J.D., Benjamin Cardozo School of Law

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MPhil, University of Cambridge

•
B.A., Princeton University

Qualifications
Ms. Robinson is an expert in trusts, succession planning and governance, including in the cross-border context. A lawyer admitted to practice in New York state, Ms. Robinson’s previous legal experience includes working with private family offices and ultra-high net worth clients. She also worked as a portfolio manager in international wealth management in New York.
Skills and Expertise
•
Expertise in wealth management and trust and estate planning.

•
Significant international business experience.

•
Successful entrepreneurial background servicing family offices and private clients.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   7

Proposal 1 — Election of Directors

George J. Wolf, Jr.	Independent | Director Since 2001
Age 72 Committees • Compensation (Chair) • CG&N
Career Highlights
Aon Risk Solutions
•
Managing Director and the Head of the Law Firm Advisory Team (2018 to 2024)

Herrick, Feinstein, law firm
•
Managing Director, member of Executive Committee (1993 to 2017)

Education
•
B.S., Villanova University

Qualifications
Mr. Wolf led the Law Advisory practice at Aon Risk Solutions, providing industry-specific experience to help law firm leaders identify and implement operational improvements for financial stability and growth. At Herrick Feinstein, Mr. Wolf was responsible for the firm’s financial, administrative and strategic planning.
Mr. Wolf founded and is the Chairman and President of The Greg Wolf Fund, a charitable organization that was established in memory of his son, Gregory, who lost his battle to leukemia in 2005. The fund supports patients and their families in their fight against all blood cancers and has funded numerous blood cancer research initiatives.
Skills and Expertise
•
Experience with financial and strategic planning and implementation.

•
Senior policy-making position at a professional services firm.

•
Significant philanthropic and non-profit experience.

8   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Corporate Governance Information
Director Skills and Qualifications
The Board believes that the nominees for re-election meet the criteria discussed in more detail in the “Director Nomination Process” section starting on page 11 of this Proxy Statement. The Board considers each director, including the directors that are not nominated for election, as capable of effectively and thoughtfully overseeing the Company’s management and contributing to the breadth and depth of experience of the Board overall.
The CG&N Committee is responsible for periodically evaluating the composition of the Board as a whole to support the Board’s overall succession planning efforts, and ensure that the Board and each of its standing committees include directors with the requisite expertise and experience to fulfill their duties and responsibilities. The table below highlights skills and experience categories considered by the CG&N Committee and the Board as relevant to advancing the Board’s role and responsibilities, and are considered by the CG&N Committee in a general manner in its process of identifying and reviewing director candidates and director nominees.
Skill		# of Directors
Industry Knowledge	Experience in banking, financial services, lending, electronic payments, prepaid cards and fintech
Financial Expertise/ Accounting/Auditing	Experience in finance, accounting and/or auditing
Commercial Real Estate Knowledge	Knowledge of real estate markets and financing
Strategic Planning	Experience in setting goals and creating a roadmap for the future of an organization
Executive Experience	Experience as a CEO and/or Business Head
Risk Management	Experience in management of business risk at a complex organization
Technology/Information Security/Cybersecurity	Knowledge of cybersecurity, innovative technology and information technology
Corporate Responsibility and Sustainability	Experience with corporate social responsibility, sustainability and other public policy matters
Human Capital Management/ Compensation	Experience in hiring and retaining the right people, managing a workforce effectively and optimizing productivity
This matrix does not encompass all of the knowledge, skills, or experiences of our directors, and the fact that a particular skill is not listed does not mean that a director does not possess the skill. In addition, a director’s lack of a particular knowledge, skill, or experience with respect to a certain area does not mean the director is unable to contribute to the decision-making process in that area. The degree and type of knowledge, skills, and experience listed above may vary among directors.
A component of the Board’s consideration of director qualifications is its desire to foster diversity in viewpoints, professional experience, tenure, education and skills in the boardroom. In addition to valuing variety in skills and experience, the Board also believes that the Board and the Company benefit from directors with diverse backgrounds.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   9

Corporate Governance Information

Corporate Governance Practices
The Company has developed a corporate governance framework that underpins the strength and resiliency of our business. The governance framework is designed to benefit our stockholders and other stakeholders, including clients, employees and the communities in which we operate. Fundamental to this framework is an independent and engaged Board that has adopted and oversees the development of key governance practices for the Company. Recent developments within our governance framework are described below, and each of the Company’s key governance practices are discussed in more detail throughout this section.
CORPORATE GOVERNANCE DEVELOPMENTS
Our Board has a well-established focus on long-term business strategy and resiliency, corporate culture and performance. The Board was positioned to oversee and guide the company through uncertainty and volatility during 2024, including high interest rates that have impacted banks weighted in the real estate market in the communities in which we operate. The Board was highly engaged on developments in the macroeconomic environment and the financial services sector, the Company’s loan portfolio quality and performance, as well as consistent financial, operational, strategic and business-related topics. Throughout 2024, the Board maintained regular and open dialogue with management regarding its direction and action on key business initiatives, such as the Bank’s Modern Banking in Motion information technology and digital transformation project and its exit from the Banking-as-a-Service (“BaaS”) business, as well as regarding risk management and compliance practices and programs and related developments.
Beyond the Board’s comprehensive meeting schedule and agenda, the Board directed and administered a number of key governance enhancements in recent years, including:
•
In 2024, the Board adopted a comprehensive set of enhancements to the structure of its standing committees and to the management committee framework as part of broader efforts by the Company and the Board to strengthen the Company’s risk management programs and to position the Company for continued and responsible growth. As a result of the changes, the Board and the board of directors of the Bank established a joint Risk Committee to provide a particular focus on enterprise risk oversight. A discussion of the Board’s role in risk oversight, including specific description of the changes to the board- and management-committee framework, can be found under the “Board’s Role in Risk Oversight” section starting on page 17 of this Proxy Statement.

•
The Company has committed to expand its stockholder engagement efforts with the aim of developing stronger relationships with our investors and to collect feedback to inform our governance practices. Accordingly, we reached out to investors representing over 50% of our outstanding common stock in 2024, in advance of last year’s Annual Meeting, resulting in enhanced dialogue about governance issues with our top shareholders.

•
Adjustments to the Board’s self-evaluation exercise to assist with, among other matters, generating more decision-useful information for the Board, as well as helping develop a multi-year perspective on Board performance.

•
The Company’s Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines were updated to provide the Board the discretion to approve a nominee for re-election who would be 75 years of age or older at the time of election if, after considering (i) the criteria for selecting director nominees, (ii) the capacity of such nominee to continue to make meaningful contributions to the Board, and (iii) the needs of the Company, the Board determines that re-nomination is in the best interests of the Company.

10   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Corporate Governance Information

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The CG&N Committee continues to drive enhancements to the new director onboarding process and director education program to ensure directors are provided with timely training and development opportunities on key topics and in a variety of formats. For example, directors are provided with a catalogue of continuing education programs covering a range of topics delivered through external providers.

Our governance framework continues to evolve based on the needs of the Company and the Board. We are committed to evolving our governance practices with reference to peer practices as well as industry standards, frameworks, and guidance to help ensure that the Board remains well positioned to oversee the Company’s strategy and operations and to guide management in the pursuit of sustainable, long-term business growth. The key pillars of the Company’s governance framework are described in more detail below.
DIRECTOR NOMINATION PROCESS
The CG&N Committee has primary responsibility for developing the criteria for the selection of individuals to be considered for appointment, election or re-election to the Board; leading searches for qualified director candidates; and recommending to the Board the director nominees for election at the Annual Meeting who meet such criteria. In furtherance of these responsibilities, the CG&N Committee periodically evaluates the composition of the Board as a whole, to support the Board’s overall succession planning efforts, and to ensure that the Board and each of its standing committees includes directors with the requisite expertise and experience to fulfill its duties and responsibilities. In addition to its consideration of directors’ skills and experience, including the skills categories highlighted in the “Director Skills” section and corresponding table above, the CG&N Committee’s evaluation of Board composition takes into account:
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the results of the Board’s self-evaluation process,

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the total mix of experience, expertise and backgrounds on the Board,

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the Board’s independence and balance of management and non-management directors, and

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succession planning.

The CG&N Committee’s director nomination and succession planning efforts have supported steady refreshment on the Board since the Company’s initial public offering, including the addition of three new directors in the last five years.
In addition to the CG&N Committee’s periodic assessment of the Board’s composition overall, the CG&N Committee will re-evaluate each director at the end of their then-current term, prior to such director’s re-nomination for election to the Board. This evaluation is conducted with a particular focus on balancing experience and institutional knowledge with the benefits of refreshment, including introducing new viewpoints and perspectives to the boardroom.
Generally, incumbent directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. The CG&N Committee reviews such directors in light of their:
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attendance and performance at Board and committee meetings;

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length of service on the Board and, to the extent relevant, applicable committees of the Board;

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experience, skills and contributions brought to the Board and applicable committees of the Board; and

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independence.

To facilitate the CG&N Committee’s assessment of an incumbent director’s suitability for re-nomination, the committee reviews the director’s service on outside boards and other affiliations (to assess the presence of actual or perceived conflicts of interest, and currency of industry expertise). Our Corporate Governance Guidelines direct the CG&N Committee to consider, among other factors, the number of other public company boards on which a director serves. It is the Board’s policy that membership on the board of more than three other public companies would be inappropriate for a director of the Company and requires that directors receive Board approval before accepting a nomination for election as a director of more than three public companies in addition to their service on the Company’s Board. No director may serve on the board of another financial institution or its holding company. In addition, a director may not serve on any public company’s board unless such service is approved by the Board (and does not otherwise violate applicable banking regulations).
The Corporate Governance Guidelines specifically outline a director’s obligation to advise the Chair of the Board in advance of accepting an invitation to serve on the board of another public company. The CG&N Committee has reviewed compliance with such policies, and all of the incumbent directors, including the director nominees, are in compliance.
Furthermore, the Board, on recommendation from the CG&N Committee, recently updated the Board’s retirement policy in the Corporate Governance Guidelines to permit the CG&N Committee and the Board to nominate a director for re-election who

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Corporate Governance Information

will be over the age of 75 at the time of their election if, after considering the criteria for selecting director nominees as described in this section and the capacity of such person to continue to make meaningful contributions to the Board, and the needs of the Company, the Board determines, on the recommendation of the CG&N Committee, that such nomination is in the best interest of the Company. As specified in the Bylaws, the retirement policy does not apply (and did not apply prior to the amendment described above) to directors who were serving on the Board prior to the Company’s initial public offering.
Apart from its review of incumbent directors, the CG&N Committee uses the following Board approved criteria in identifying and selecting candidates for nomination as a director (or to fill a vacancy on the Board):
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Contribution to the Board — The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

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Experience — The candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the Company’s markets, major product offerings, and the operations of public companies generally, and ability to read and understand financial statements;

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Integrity — The candidate’s personal and professional integrity, honesty and reputation;

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Dedication to stockholder interests — The candidate’s representation of the best long-term interests of the Company and its stockholders;

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Independence — Any material relationships between a candidate and the Company and the Bank (including those set forth in NYSE listing rules) that might impact objectivity and independence of thought and judgment, as well as the candidate’s ability to serve on any committees of the Board that are subject to additional independence requirements;

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Diversity — The individual’s diversity, including cultural and socioeconomic background and professional experience. In particular, the CG&N Committee considers how the experience and skill set of each director candidate and/or nominee complements those of fellow director nominees to create a balanced Board with diverse viewpoints and deep expertise; and

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Additional factors — The current size of the Board, the number of independent directors and the need for Audit Committee expertise.

The CG&N Committee reviews these criteria annually and makes recommendations to the Board regarding any changes, as needed. If any member of the Board does not wish to continue to serve on the Board, if the CG&N Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the CG&N Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the CG&N Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.
Taken together, the Board views the foregoing criteria and policies as appropriate for balancing the benefits to the Company from directors’ experience, the need for fresh perspectives and the significant time commitment that engaged board service entails. On the basis of this review, the Board and the CG&N Committee have concluded that each of our incumbent directors are qualified to continue serving on the Board, and that the directors whose terms expire at the Annual Meeting should be re-nominated for election to the Board.
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
Our Board has adopted Corporate Governance Guidelines covering, among other things:
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the duties and responsibilities and independence of our directors,

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the Board’s role in overseeing executive compensation,

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the role of our independent Chair or lead director (as applicable), and

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the process for reviewing and establishing the Board committee structure and committee assignments.

The CG&N Committee reviews the Corporate Governance Guidelines at least annually and makes recommendations to the Board regarding any updates. As discussed above, in connection with its continuous review and benchmarking of the Company’s governance documents and practices, the CG&N Committee recommended, and the Board approved, changes to the Corporate Governance Guidelines regarding the Board’s retirement policy.
The Board believes that our culture is fundamental to the conduct of the Company’s business and the creation of a high-performance environment, and is necessary for effective risk management, strong investor trust, and successful corporate governance. In furtherance of the Board’s oversight of the Company’s culture, the Board has adopted a code of ethics (the “Code of Ethics”) which provides a framework to maintain the highest standards of professional conduct for the Company. Our Board is responsible for setting the ‘tone from the top’ and expects all directors, as well as officers and employees of the

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Corporate Governance Information

Company, to conduct themselves in a manner consistent with the Code of Ethics. The Code of Ethics applies to all of our directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Audit Committee is responsible for reviewing the Code of Ethics periodically and recommending changes to the Board as needed.
The Corporate Governance Guidelines and Code of Ethics are each posted on the “Governance — Governance Documents” section of the “Investor Relations” page of Metropolitan Commercial Bank’s website, www.mcbankny.com. The Code of Ethics is also available upon written request to:
Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 Attention: Investor Relations	investors.mcbankny.com/governance/ documents
Our Board reviews and must approve any amendments to or waivers from the Code of Ethics. We intend to disclose any amendment to, or waivers from, our Code of Ethics for the benefit of our executive officers by posting such information on our website and as otherwise required by applicable law.
EVALUATION OF BOARD AND COMMITTEE EFFECTIVENESS
Each year, our Board and each standing committee engage in a thorough self-evaluation process, in accordance with the Company’s Corporate Governance Guidelines and the respective committee charters. This annual exercise, which is overseen by the CG&N Committee, is a multi-stage process designed to gather valuable insights on Board effectiveness and foster continuous improvement in director performance and our governance practices. The CG&N Committee has overseen several adjustments to the process that are aimed at enhancing the comprehensiveness of the exercise and overall engagement among directors. In 2024, a third-party facilitator was engaged to compile questionnaire responses and prepare reports on the results of the evaluation exercise, with a focus on:
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comparing responses to prior year results,

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highlighting areas for improvement, and

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suggesting practices and enhancements for improving the Board’s effectiveness and performance.

As discussed in the “Board’s Role in Risk Oversight” section on page 17 of this Proxy Statement, the Board modified its committee structure in 2024 to, among other things, establish the Risk Committee. To ensure appropriate and timely monitoring of the effectiveness of this new committee, the CG&N Committee and the Board adopted an interim evaluation specifically for the Risk Committee. This exercise, which commenced following six months from the Risk Committee’s first meeting, was designed to provide the new committee members an opportunity to reflect on the effectiveness and efficiency of the Risk Committee’s newly formed processes and structure, and to ensure that any preliminary findings and areas for improvement can be addressed in a timely manner. Following this interim exercise, the Risk Committee evaluation will be folded into the annual process and conducted at the same time as each of the other standing committees.

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Corporate Governance Information

Key Elements of the Board Self-Assessment Process

INITIAL DESIGN	QUESTIONNAIRES	THIRD- PARTY FACILITATOR
Each year, the CG&N Committee, in consultation with the Board chair, determines the process, scope and contents of the Board’s annual performance evaluation.
Feedback is solicited through a set of comprehensive questionnaires.
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Each director completes a separate questionnaire for the full Board and each committee on which they serve.

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The questionnaires are structured to elicit feedback on key aspects of Board performance, including effectiveness of the Board and the Company’s governance practices and framework, director contribution, and management and Board dynamics. The Board also receives questionnaires that specifically focus on the performance of the CEO and Board chair.

To ensure objectivity and anonymity and encourage candor on the part of the directors, a third-party facilitator is engaged to distribute the evaluation materials, compile results, and provide a comprehensive analysis of the feedback.
REVIEW OF FINDINGS	FOLLOW-UP AND ONGOING FEEDBACK	KEY EVALUATION TOPICS

The CG&N Committee reviews the reports on results for the Board and each committee in executive session.
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The reports and any additional findings or discussion points identified by the CG&N Committee are then presented to the full Board for further discussion in an executive session of the full Board.

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Each standing committee self-evaluation is also reviewed by the respective committee Chair in executive session of such committee.

The Board and management (at the Board’s direction) work together to take appropriate action in light of the results of the self-evaluation.
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The reports provide a comparison of results to the prior year, which allows the Board to track improvements and promote long-term accountability.

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Directors are periodically solicited for feedback throughout the year, and are generally encouraged to provide input and make suggestions for enhancements throughout the year, including with respect to management reporting and meeting logistics.

Areas of focus in the evaluation exercise include:
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Strategic priorities for focusing Board oversight.

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Board structure, composition, schedule, and dynamics.

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Committee structure, responsibilities and performance.

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Quality, timeliness, and relevance of information provided by management.

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Training and Board education programs.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION
As part of ongoing efforts to support Board and individual director’s effectiveness and performance, we have designed a director continuing education and training program covering key topics in the areas of banking, risk management, regulation and compliance, information technology and cybersecurity, as well as evolving business trends such as generative artificial intelligence. The director’s education program is primarily conducted through in-boardroom sessions, generally led by executive management or outside experts or advisors. In addition, directors are provided opportunities through externally facilitated forums such as self-directed online modules and trainings, live programming and supplemental materials. These sessions and materials are tailored to both bank-specific and industry-wide developments. This multi-layered approach to continuing education, training and development supports the Board’s effectiveness and enables directors to guide the Company through evolving business environments and stay up-to-date on regulatory and industry trends. To maintain a robust and relevant continuing education program, directors are also encouraged to offer feedback through the Board and committee self-assessment process. This feedback helps shape the program’s structure, frequency, duration and content, ensuring that the education program remains aligned with the Board’s needs. The CG&N Committee oversees the program’s development, in line with the Company’s Corporate Governance Guidelines.

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Key Elements of the Director Continuing Education Program

IN-BOARDROOM SESSIONS	EXTERNALLY FACILITATED PROGRAMS	MATERIAL ACCESS & PROGRAM DESIGN

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Education sessions led by members of senior management or outside experts and advisors are made available to the directors on the agendas for regular Board meetings.

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Topics covered during these sessions include:

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updates on economic or market events, including public company trends,

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developments in strategic or business initiatives, such as generative artificial intelligence, and

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risk management and compliance, regulation, information technology and cybersecurity matters.

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On an ongoing basis, directors are provided with a catalogue of continuing education programs covering a range of topics, including bank-specific risk and compliance matters and information technology and cybersecurity, that are delivered through nationally recognized educational organizations.

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Directors are also provided a series of online, self-directed training modules delivered through our corporate training platform.

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Materials related to these informational sessions are maintained and catalogued for a director’s future reference (or for new directors, for use as part of the onboarding package).

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Additional education materials and articles of interest are provided to directors on a periodic basis.

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Directors are encouraged, including in the annual Board and committee evaluation process, to provide feedback regarding topics they would like to cover in continuing education sessions.

The CG&N Committee has also overseen the development of an orientation process for new directors that is designed to facilitate and expand a new director’s understanding of the Company’s products and services, the director’s duties as a member of the Board, and the culture of the Company and the Board. As part of the onboarding process, a new director will be provided with an initial set of reference materials, including key organization documents and Board and corporate information, and will participate in a series of meetings with other directors and members of senior management to cover key topics including business strategy and operations, corporate culture, finance and human resources, regulatory framework and risk management, among others.
BOARD INDEPENDENCE
The Board has determined that each of the Company’s directors is “independent” as defined in the listing standards of the NYSE, except:
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Mark R. DeFazio, as President and Chief Executive Officer of the Company, is not “independent.”

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The Board, on recommendation from the CG&N Committee, determined to designate Anthony J. Fabiano as a non-independent, non-executive director due to his prior employment as an executive officer of the Company and the Board’s corresponding consideration of the policies and viewpoints of certain of the Company’s largest stockholders and other stakeholders. Mr. Fabiano could qualify as independent under NYSE listing standards because it has been more than three years since he ceased serving as an executive officer of the Company. The CG&N Committee evaluates director independence on at least an annual basis, and, in the future, may elect to designate Mr. Fabiano as “independent.”

BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS POLICY
Transactions by the Company or the Bank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions among the Bank and its affiliates), the Federal Reserve Board’s Regulation O (which governs certain loans made by the Bank to its executive officers, directors and principal stockholders, and their related interests), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the NYSE, as well as applicable New York state laws.
Accordingly, the Board, in addition to the Company’s Regulation O and Regulation W policies, has adopted a policy on related party transactions which was reviewed by the CG&N Committee. The policy, which is reviewed annually, provides that the CG&N Committee must approve any transaction(s) in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) any “related person” had, has or will have a direct or indirect material interest.
A “related person” includes the Company’s directors, nominees for director, executive officers, members of such persons’ immediate families, and greater than 5% beneficial owners (including BlackRock, Inc., FMR LLC, Patriot Financial Partners III,

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Corporate Governance Information

L.P. and The Vanguard Group, each of which is a beneficial owner of more than 5% of our outstanding common stock based on a review of such holder’s Schedule 13G filings). Consistent with SEC rules, our related party transactions policy provides that certain transactions, including ordinary course non-preferential transactions, entered into with a related person are not considered to be related party transactions and are not required to be disclosed or approved by the CG&N Committee. In 2024, there were no related party transactions that required CG&N Committee approval or disclosure in this Proxy Statement.
In determining whether to approve a related party transaction, the CG&N Committee will consider, among other factors:
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the fairness of the proposed transaction, whether the transaction was undertaken in the ordinary course of business of the Company,

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the direct or indirect nature of the related person’s interest in the transaction,

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the appearance of improper conflict of interests for any director or executive officer,

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the size of the transaction,

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the amount of consideration payable to the related person,

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whether the transaction would impair an outside director’s independence,

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the acceptability of the transaction to the Company’s regulators, and

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the potential violations of applicable law or other corporate policies, such as the Company’s Regulation O and Regulation W policies.

Transactions subject to Regulation O, Regulation W or other specific regulatory requirements are approved as required pursuant to such regulations. Under the related party transactions policy, no member of the CG&N Committee may participate in the review, consideration, approval or ratification of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The CG&N Committee may approve only those related party transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the CG&N Committee determines in good faith. Our related party transactions policy does not limit or affect the application of our other policies applicable to our directors, executive officers and other related persons, including our Code of Ethics.
In the ordinary course of business, we periodically have, and expect to continue to have, banking relationships and other transactions with related persons. Any loans to related persons, and any transactions involving financial products and services provided by the Company to such persons and entities, are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons and entities not related to the Company, and do not involve more than the normal risk of collectability or present other unfavorable features.
Board Structure and Leadership
The Board sets its leadership structure and selects its Chair on an annual basis, or more frequently as necessary, to help ensure the current arrangement best serves the interests of the Company at any given time. The Board has determined that it was appropriate to maintain a separation between the positions of Chair and CEO. As a result, the Board appointed William P. Reinhardt to serve as independent Chair, a role he has held since 2018. Mark R. DeFazio, the Company’s President and CEO, serves as a non-independent member of the Board. If the directors consider that the position of Chair should be held by the CEO, then an independent Lead Director would be selected, who would carry out the duties as specified in our Corporate Governance Guidelines.
The duties of the independent Chair are robust, and include:
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Presiding at all meetings of the Board and setting, in consultation with the CEO, the annual schedule of Board meetings and the agenda for each meeting;

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Ensuring proper flow of information to the Board;

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Reviewing the adequacy and timing of the documents in support of meeting agenda topics;

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Ensuring adequate lead time for effective study and discussion of business under consideration by the Board; and

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Carrying out other duties as requested by the Board.

The CG&N Committee also periodically reviews the Board structure. The CG&N Committee and the Board continue to believe that the Board’s classified structure, with directors divided into three classes and elected to staggered three-year terms, remains appropriate to support the long-term, sustainable growth of the Company, particularly in light of the Company’s background, size, the nature of its business, the regulatory framework under which the Company operates, its stockholder

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base, its peer group and other relevant factors. The classified structure, which has been in place since our formation in 1999, affords the Company and the Board with several key benefits, including:
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Ensuring continuity and stability of leadership, which further enhances the quality of guidance the Board can provide management in the context of a complex, highly-regulated and dynamic business environment.

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Perpetuating directors’ long-term perspectives and decision-making that may support robust operations and sustainable business growth, which improves alignment with shareholder interests.

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Developing directors with deep institutional knowledge and experience with the Company, which enhances the directors’ level of engagement and ability to challenge management in a constructive manner.

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Facilitating the Board’s director search and recruitment efforts. Particularly in light of the added scrutiny on community, smaller regional, and commercial banks following the recent bank failures and turmoil in the financial services industry, the classified board is an important tool in bolstering our ability to recruit and retain highly qualified directors.

Board’s Role in Risk Oversight
The Company endeavors to be an engine of economic value creation within our community while operating in a financially sound and responsible manner. Effective risk management is fundamental to this effort and underpins our strategy and decision-making. Accordingly, the Company maintains a robust risk management framework that is directly overseen by the Board. Since we operate in a highly dynamic and competitive industry, management and the Board continually evaluate developments and emergent risks affecting the Company, with the goal of refining and evolving our approach to risk management and compliance activities.
DEVELOPMENTS TO THE RISK GOVERNANCE FRAMEWORK
The Board maintains ultimate responsibility for risk oversight, including the Company’s risk management framework and program. The Board exercises this responsibility primarily through its standing committees. In furtherance of the Board’s efforts to align the Company’s risk management program with the Company’s strategy, business and operations, the Board and its CG&N Committee conducted an extensive evaluation of the Company’s risk governance committee framework, including soliciting input from external advisors, engaging with management and evaluating peer practices and industry developments. In the third quarter of 2024, the Board approved, on recommendation from its CG&N Committee, modifications to the Board’s committee structure as well as to management’s risk management committee framework. A prominent feature of the redesigned risk governance committee framework was the establishment of a joint Risk Committee of the Board and of the board of directors of the Bank (the “Risk Committee”), which has the primary purpose of supporting the Board in developing and maintaining a comprehensive view of risk and oversight of the enterprise risk management framework and related risks, including establishing the Bank’s risk appetite through approval of a formal the Risk Appetite Statement.
The Board believes that the redesigned risk governance framework appropriately reflects the size, complexity and activities of the Company, while better positioning the Board and management to identify and address emergent risks in a holistic manner. The chart below provides an overview of the governance structure supporting the Company’s enterprise risk management framework. Additional detail regarding the standing committees of the Board, can be found in the “Committees of the Board” section starting on page 21 of this Proxy Statement.

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Corporate Governance Information

RISK COMMITTEE	AUDIT COMMITTEE

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Approve and oversee the risk appetite of the Company and the Bank and monitor alignment with corporate strategy.

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Review and approve the Risk Appetite Statement on an annual basis.

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Oversee the risk governance structure, risk culture, and review and approve the significant risk management policies of the Company and the Bank.

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Review regular reports from management on the significant enterprise risks and exposures, their impact on the enterprise risk profile, and steps that management has taken to measure, monitor and control such exposures.

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Review reports from management regarding material issues identified by internal or external independent review functions, including internal audit, as well as significant regulatory examination reports and associated matters identified by regulatory authorities related to risk management and the risk governance structure.

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Oversight of the integrity of the Company’s financial statements.

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Review the Company’s compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements.

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Evaluate the independent auditors’ qualifications and independence.

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Review of the performance of its internal audit and financial risk assessment function.

COMPENSATION COMMITTEE
• Assess and monitor risks related to our compensation program.
CG&N COMMITTEE
• Oversight of the director qualification and nomination process. • Evaluate the performance and effectiveness of the Board. • Oversight of our corporate governance principles.
In addition to the committees of the Board, the Bank’s board of directors has a Credit Committee and an Asset Recovery Group (“ARG”) Committee. These two committees further strengthen the enterprise’s risk management framework by enhancing our directors’ understanding of the Bank’s business, credit activities and credit risk profile and review practices.
ENTERPRISE RISK MANAGEMENT
Responsibility for assessing and managing risk and escalating material risks to the Board and its various committees rests with the Company’s management. The Chief Risk Officer is the primary member of management responsible for implementing an effective risk management framework as well as the daily oversight of risk. The Chief Risk Officer reports to the Risk Committee, which is responsible for approving the appointment of the Chief Risk Officer and annually reviewing their performance. The Enterprise Risk Management Committee (the “ERM Committee”), the most senior management committee in the risk governance framework, is the forum for our senior management to assess and discuss the enterprise-wide risk management and control environment and to ensure that matters are appropriately reviewed and escalated to the Risk Committee. The ERM Committee is chaired by the Chief Risk Officer and its members include the Chief Executive Officer, Chief Financial Officer and General Counsel, among others.
In addition to establishing the Risk Committee, certain committees of the board of directors of the Bank were repurposed in 2024 to management-level sub-committees of the ERM Committee. This structure is designed to support the Risk Committee in attaining a comprehensive and holistic view of key risks across the organization. The ERM Committee is responsible for the oversight of each of the management-level risk committees that separately cover the specific risks or business activities of the Bank in more depth. The management-level sub-committees of the ERM Committee include:
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Asset Liability Committee

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Operational Risk Management Committee

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Information Technology/ Information Security Steering Committee

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Compliance Management Committee

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New Products Committee

The management committee structure also includes a Loan Portfolio Review Committee, Allowance for Credit Losses Committee and Disclosure Committee. These committees, together with the ERM Committee and its sub-committees, support a streamlined and targeted flow and escalation of information regarding significant risks up to the Board, and helps promote a strong control environment, risk management culture, and integration of the risk framework across the enterprise.
BOARD’S ROLE IN CYBERSECURITY OVERSIGHT
Our information security program is designed to ensure adequate governance and oversight is in place while evolving to meet changes in applicable laws and regulations, and industry best practices. As outlined in the Company’s Risk Appetite

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Statement, cybersecurity is a significant risk to the enterprise and matters related to information security are regularly featured as part of management’s enterprise risk profile updates to the Risk Committee, which occur at least on a quarterly basis. The chair of the Risk Committee reports to the Board on the committee’s proceedings and activities, including in connection with the committee’s deliberation on information security matters, on a regular basis. In addition to regular touchpoints on cyber matters at the Risk Committee, the Board receives briefings from the Bank’s Chief Information Security Officer (the “CISO”) semi-annually. The CISO’s report provides a comprehensive overview of the Bank’s cybersecurity programs, including but not limited to:
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patching,

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vulnerability management,

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incident response,

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disaster recovery/ business continuity, and

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records retention.

The Board directly, and through its standing committees (particularly the Risk Committee and the Audit Committee) also engage in broader discussions regarding existing and emerging operational and technology risks with members of management across the organization, including in the evolving area of generative artificial intelligence. To supplement the Board’s regular engagement regarding the Company’s information security program, the director education program includes cybersecurity-related training opportunities, which assists the directors in staying current on developments and maintaining appropriate knowledge regarding the evolving cybersecurity and threat landscape.
At the management level, the Information Technology/Information Security Steering Committee and ERM Committee are the primary risk management committees responsible for monitoring the information security program, supporting the implementation of appropriate risk management practices and controls and escalating matters to the Risk Committee and the Board as appropriate. Management additionally coordinates across business lines and functional areas through a number of internal forums, including cross-functional working groups. The Board and senior management are committed to developing a culture of information security awareness and vigilance, including through appropriate investment in our people and systems, and to promoting the integration of cybersecurity considerations into the broader strategic objectives of the Company. More information about the Company’s cybersecurity risk management, strategy and program is available starting on page 37 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
BOARD’S ROLE IN HUMAN CAPITAL MANAGEMENT AND OVERSIGHT
We recognize our employees are our greatest asset. Our commitment to our employees is deeply rooted in our approach to attracting, retaining and developing talent. At MCB, we foster a culture of trust, ethics, and accountability where every employee is committed to upholding these principles in their interactions with clients and customers, shareholders, other stakeholders and each other. The Board is responsible for setting the ‘tone from the top’ in support of this culture. We expect full engagement from our team in realizing our vision, executing our mission and enabling our core values. The Company prides itself on a collaborative environment where contributions from all levels matter. Moreover, the experience, knowledge, and customer service excellence that our employees bring every day is a key source of differentiation from our competitors. As of December 31, 2024, the Company employed 291 full-time employees, and 2 part-time employees, none of whom are represented by a collective bargaining agreement. This net increase of 16 employees, or approximately 5.8%, from December 31, 2023 reflects our expanding business and developing risk management program in connection with the Company’s Lending, Deposits and Cash Management business lines, as well as in the Financial Crimes Compliance, Human Resources, Risk Management, Operations and Technology functions. The Board is regularly apprised of developments related to the Company’s organizational structure and receives periodic updates from the Chief Human Resources Officer on human capital matters, including in the areas described below.
Talent Acquisition and Retention

The Company employs a business model that combines high-touch service, emerging technologies, and the relationship-based focus of a community bank. Management seeks to hire, develop, promote, and retain well-qualified employees who are aligned with the Company’s business model and broadly reflect the community in which we operate.
The Company’s selection and promotion processes are designed to be merit based and without bias. The ratios of women and men in the Company at December 31, 2024 are 45% and 55%, respectively, which is relatively unchanged from December 31, 2023. Approximately 31.7% of the employees identified as minorities at December 31, 2024, as compared to 35.4% at December 31, 2023. Within the employee population that identified as a minority, 17.1% identify as women, as

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compared to 19.1% as of December 31, 2023. The Company used the U.S. Department of Labor minority categories: Black or African American, Hispanic or Latino, Native Hawaiian or Other Pacific Islander, and American Indians/Alaskan Natives.
To attract and retain high performing talent, the Company offers competitive, performance-based compensation and a benefits plan that includes:
•
comprehensive health care coverage,

•
supplemental healthcare benefits,

•
a 401(k) plan with a Company match,

•
flexible spending accounts and health savings accounts,

•
wellness programs,

•
Company sponsored life and disability insurance,

•
voluntary life and AD&D insurance,

•
commuter benefits,

•
an Employee Assistance Program,

•
paid time-off, and

•
leave policies, including paid parental leave.

The Company also offers an Employee Referral Program that allows employees to earn a referral bonus by recommending candidates who are hired for open positions. The Compensation Committee receives reports from management and provides input regarding the scope, costs and competitiveness of the Company’s benefits programs.
Training and Development

Ensuring that our employees receive training and development opportunities is a priority. Our ongoing success depends on our ability to develop talent within the Company and ensure that we have employees ready to move into future leadership roles. The Company’s training and development regimen is designed to allow for career advancement and new learning opportunities, while benefiting the Company by organically building bench strength across the organization.
The Company conducts a comprehensive New Employee Orientation for all new hires. In 2024, the Company enhanced the New Employee Orientation to provide a more comprehensive welcome experience. In addition, all employees are required to complete assigned compliance, financial crimes compliance, enterprise risk management, information security/cybersecurity, fraud prevention and technical training courses annually via the Company’s Learning Management System (“LMS”). Employees are also periodically assigned professional skills training via the LMS. The Board is engaged in the development of these training programs, and our directors are provided training through the LMS as well. Supplemental cybersecurity and information security updates and refreshers are provided to employees periodically throughout the year.
In addition to the LMS, the Company provides in-person training to employees on a range of topics, including cybersecurity, enterprise risk management and compliance, information technology, strategic planning and goal setting, and employee benefits. For example, in 2024 the Company offered on-site training on its 401(k) plan’s features and available investments. A licensed investment advisor delivered the educational sessions in a group setting and also provided one-on-one sessions for those who requested individualized guidance. In addition, managers are encouraged to provide informal learning opportunities for employees, such as inviting reports to attend management committee or working group meetings, to better understand the Company and its business, meet with senior management and cross-train within their own department, as well as other departments of interest. To further their education, employees are encouraged to attend external business-related training seminars, conferences, and networking opportunities, which are paid for by the Company.
Purpose and Values

Our commitment to our customers, community and employees is well established and recognized by our Board, executive leadership, and our Employee Engagement Committee (the “EEC”). The EEC, which is comprised of employees from all levels

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Corporate Governance Information

across the organization, was established to collectively unify our teams. The EEC is instrumental in developing a community of belonging at the Company. We welcome differences and celebrate diverse cultures, backgrounds, experiences and perspectives, fostering a unique workplace culture that values every individual. Our commitment to inclusion is reflected in our education and wellness programs, which, for example, focus on financial, emotional, and physical well-being. We also encourage community volunteer activities in areas that unite our employees and champion inclusion. By engaging in service to our community, we not only strengthen our bonds but also reflect our shared values.
Environmental, Social and Governance and Sustainability

Through the support of the Company’s ESG working group, with oversight and engagement from the CG&N Committee, the Company is pleased to share our ESG and Sustainability fact sheet. The ESG and Sustainability fact sheet is available on the Company’s website, www.mcbankny.com.
Board Meetings and Committee Information
BOARD MEETINGS
Our Corporate Governance Guidelines provide that our directors are expected to attend all regular and special meetings of our Board and committees on which they sit. Directors are expected to attend annual meetings of stockholders as well. Our Board is engaged with the Company and its management team, and directors regularly contribute significant time and effort in preparing for meetings, addressing Company matters and guiding and constructively challenging management. Accordingly, and in the context of a challenging and volatile environment, our Board convened several special meetings in addition to its regular meeting schedule, and remained close to management on a variety of topics related to organizational strategy and business performance throughout the year. The Board met 13 times during 2024. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served during the year. The average director attendance rate in 2024 was approximately 98.5%. All of our directors attended our 2024 annual meeting of stockholders except one incumbent director, who could not attend due to unavoidable extenuating circumstances.
COMMUNICATIONS WITH THE BOARD
Any stockholder who wishes to contact the Company’s Board or an individual director may do so by writing to:
Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016 Attention: Corporate Secretary
The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Interested parties may also contact the Company’s independent directors by writing to the address above. Communications are reviewed by the Corporate Secretary of the Company and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary of the Company may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Corporate Secretary of the Company has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. In addition to the foregoing, the Company maintains a Code of Ethics (as discussed above) and a Whistleblower Policy (copies of which may be found on our website). Each document outlines methods by which parties may report ethics and/or accounting-related violations or concerns, including to the independent directors or the Audit Committee chair, as applicable.
COMMITTEES OF THE BOARD
The Board has established four standing committees, two of which (the Audit Committee and Risk Committee) are joint committees of the Board and the board of directors of the Bank. Each committee has the common obligation to make recommendations to our Board as appropriate and report periodically to the entire Board. The CG&N Committee is responsible for reviewing the composition and structure of the Board’s standing committees, including the tenure of the committee chairs. The Board does not have a firm policy mandating rotation of committee assignments, and the CG&N Committee may consider the special knowledge or experience of certain directors in recommending that particular directors serve on certain

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Corporate Governance Information

committees for extended periods. The CG&N Committee’s review is intended to support an appropriate distribution across, and skill sets within, each committee, as well as to advance the Board’s refreshment and succession planning efforts.
Additional information about the standing committees of the Board, including committee composition, responsibilities, and operations, can be found in their charters, which are available on our website. The following table provides information regarding committee membership and the number of meetings each committee held in 2024, as well as a brief description of the committee’s responsibilities. In addition, each of the Company’s Board and the Bank’s board of directors may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its governance documents.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements. The Audit Committee, among other matters:
•
appoints, evaluates and determines the compensation and independence of the Company’s independent auditors;

•
reviews and pre-approves both audit and permissible non-audit services to be performed by the Company’s independent auditors;

•
reviews the quality and integrity of the Company’s financial statements;

•
reviews disclosure controls and procedures, internal controls, and corporate policies with respect to financial information;

•
oversees any investigations into complaints concerning financial matters; and

•
oversees the internal audit function, including approving all decisions regarding the appointment or removal of the Chief Internal Auditor and approving the annual internal audit plan.

The Audit Committee is comprised solely of members who satisfy the applicable independence and other SEC, NYSE and applicable bank regulatory requirements for audit committees and all such members have been determined to be independent by the Board. The Board has determined that Mr. Reinhardt and Mr. Gold each qualify as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.

Committee Members* • William Reinhardt (Chair) • Dale Fredston • David Gold • Terence Mitchell • Katrina Robinson* 5 independent members 8 meetings in 2024

*
Starting in 2025, Ms. Pamula rotated off the Audit Committee and Ms. Robinson joined the Audit Committee.

Compensation Committee
The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors. The Compensation Committee, among other matters:
•
evaluates and modifies compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and recommends to the Board the compensation of the CEO and other executive officers in accordance with those objectives;

•
reviews and oversees the Company’s compensation and benefit plans;

•
recommends to the Board compensation for directors; and

•
prepares the Compensation Discussion and Analysis to be included in the Company’s proxy statements.

The Compensation Committee is comprised solely of members who satisfy the applicable independence requirements of the SEC and the NYSE and all such members have been determined to be independent by the Board. Our management provides information and recommendations for the Compensation Committee’s decision-making process regarding the amount and form of executive compensation, except that no member of management will participate in the decision-making process with respect to his or her own compensation. The “Compensation Discussion & Analysis” starting on page 30 of this Proxy Statement discusses the respective roles of our management and the Compensation Committee’s independent outside compensation advisor in determining and recommending executive compensation.

Committee Members • George Wolf (Chair) • David Gold • Terence Mitchell • Robert Patent • William Reinhardt 5 independent members 7 meetings in 2024

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Corporate Governance Information

Corporate Governance and Nominating Committee
As further described on page 11 of this Proxy Statement, the CG&N Committee is responsible for making recommendations to the Board regarding candidates for directorships and determining the size and composition of the Board and its committees. In addition, the CG&N Committee, among other matters:
•
develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
designs and implements an annual evaluation to determine whether the Board and its committees are functioning effectively. Additional detail regarding the Board and committee effectiveness evaluation process is discussed on page 13.

•
considers, recommends and reviews policies, practices, systems and disclosures related to the Company’s general strategy on corporate responsibility, corporate governance, sustainability, health and safety, and other public policy matters relevant to the Company;

•
reviews related party transactions, as required; and

•
develops and recommends any changes to the Corporate Governance Guidelines.

The CG&N Committee is comprised solely of members who satisfy the applicable independence requirements of the SEC and the NYSE and all such members have been determined to be independent by the Board.

Committee Members* • Dale Fredston (Chair) • David Gold • Chaya Pamula* • Robert Patent • Maria Ramirez • William Reinhardt • George Wolf 7 independent members 5 meetings in 2024

*
Starting in 2025, Ms. Robinson rotated off the CG&N Committee and Ms. Pamula joined the CG&N Committee.

Risk Committee
The Risk Committee is responsible for assisting the Board in its oversight of the Company’s risks and risk appetite. See Board’s Role in Risk Oversight on page 17 of this Proxy Statement for a discussion of the Risk Committee’s duties and responsibilities.
The Risk Committee is comprised solely of non-management members, and a majority of members have been determined to be independent by our Board.

Committee Members
•
Anthony Fabiano (Chair)

•
David Gold

•
Terence Mitchell

•
Chaya Pamula

•
Maria Ramirez

•
William Reinhardt

5 independent members
2 meetings in 2024 (since establishment in July 2024)

In addition to the Audit Committee and the Risk Committee, which are joint committees with the Company’s Board, the board of directors of the Bank maintains a Credit Committee and an ARG Committee with distinct responsibilities related to the oversight and evaluation of the Bank’s credit activities and credit risk management practices.
Credit Committee
The Credit Committee is responsible for the review and approval of certain loans of a type and over an amount as outlined in the Bank’s lending policies. The Credit Committee has 5 permanent members, including the Bank’s CEO, Mark DeFazio. Each of the other 7 directors on the Bank’s board of directors who are not ‘permanent members’ serve as rotating members of the committee, with rotations occurring on a quarterly basis in 2024 (and on a monthly basis starting in the second quarter of 2025).
Through its responsibilities, the frequency of meetings and the unique member rotation schedule, the Credit Committee affords directors the opportunity to better understand and oversee our credit activities, personnel and credit risk management practices, and to develop an independent perspective on the quality and composition of the Bank’s credit portfolio and profile, and is a key driver in strengthening our governance framework.

Permanent Committee Members
•
Robert Patent (Chair)

•
Mark DeFazio

•
David Gold

•
Harvey Gutman

•
William Reinhardt

4 independent members
(1 management member)
Each other director serves on the committee as a ‘rotating member’ with rotations occurring once a quarter in 2024
26 meetings in 2024

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Corporate Governance Information

Asset Recovery Group Committee
The ARG Committee meets regularly with senior management to:
•
review loans of a certain risk rating,

•
review the Bank’s loan workout policies and procedures, and

•
evaluate and monitor action plans for certain individual credit risks.

The ARG Committee provides the board of directors of the Bank with a forum to provide guidance and constructive challenge to management, and actively monitor developments in the quality of the Bank’s most sensitive credits and relationships.

Committee Members • Robert Patent (Chair) • Mark DeFazio • David Gold • Harvey Gutman • William Reinhardt 4 independent members (1 management member) 4 meetings in 2024
As discussed in the “Board’s Role in Risk Oversight” section above, in 2024, the Bank’s board of directors repurposed certain of its committees to management-level committees. In particular, the Technology Committee, Operational Risk Management Committee, Asset/Liability Management Committee and Compliance Oversight Committee, each of which had been meeting regularly into the second half of 2024, were disbanded by the Bank’s board of directors in favor of the establishment of the Risk Committee and reconstitution of the management-level committee framework.
In addition, in connection with the Board’s refreshment and succession planning efforts, the CG&N Committee recommended, and the Board approved, the rotation of Ms. Pamula off the Audit Committee and onto the CG&N Committee, and the rotation of Ms. Robinson off the CG&N Committee and onto the Audit Committee, commencing with each committee’s first meeting in 2025.
Director Compensation
The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding non-management director compensation. The Compensation Committee conducts this review annually, with a view to attracting and retaining highly qualified directors and maintaining alignment with stockholders’ interests while not calling into question the directors’ objectivity. The compensation for non-management directors’ services may include annual retainers, shares of our common stock, meeting fees, fees for serving as a committee chair, and fees for serving as a director of one of our subsidiaries (or on committees of the board of directors of such subsidiary).
DIRECTOR FEES
Annual Equity Retainer

Based on its review for 2024, the Compensation Committee recommended, and the Board approved, an annual equity award of 2,500 shares of common stock for each non-management director, which was the same amount that was awarded to non-management directors in 2023. The annual equity award was granted in the form of restricted stock units that vest on the first anniversary of the date that the award was granted.
2024 Meeting Fees and Retainers

Non-management directors received a cash fee for service as Board chair or chair of a committee, as well as a cash fee for attendance at committee meetings. The Compensation Committee met in late 2023 to design and recommend to the Board the compensation framework for 2024. In addition, in connection with the Board’s restructuring of the committee structure, including the establishment of its Risk Committee, the Compensation Committee convened several times in 2024 to review the impact of the new committee structure and committee assignments to the non-management director compensation framework. As a result, the Board approved, on recommendation from the Compensation Committee, the following cash retainer and fee structure for 2024:

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Corporate Governance Information

Board/Committee	Chair Retainer ($)	Per Meeting Fee ($)
Board	75,000	N/A
Audit Committee	50,000	5,000
Compensation Committee	15,000	4,000
Corporate Governance and Nominating Committee	15,000	4,000
Risk Committee*	35,000	4,000
Asset Recovery Group Committee (Bank Committee)	5,000	3,500
Credit Committee (Bank Committee)	10,000	3,500

*
As the Risk Committee convened its first meeting in the last quarter of 2024, the Risk Committee chair retainer amounted to $8,750 ($35,000 pro-rated for the remaining quarter of 2024).

Compensation amounts for the committees that were disbanded by the Bank’s board of directors in favor of the establishment of the Risk Committee amounted to:
Former Bank Board Committee	Chair Retainer ($)	Per Meeting Fee ($)
Technology Committee	10,000	3,500
Compliance Oversight Committee	10,000	3,500
Operational Risk Management Committee	25,000	3,500
Asset Liability Management Committee	—	3,500
2025 Director Compensation

In conducting its annual review of director compensation for 2025, the Compensation Committee recommended to the Board, and the Bank’s board of directors approved, adjusting the structure for Credit Committee member compensation as follows:
Credit Committee (Bank Committee) Compensation Element	2024 Fee ($)	2025 Fee ($)
Committee Chair Retainer	10,000	35,000
Committee Member Meeting Fee	3,500	7,500
In 2024 and in the first quarter of 2025, rotating Credit Committee members received a $3,500 and $5,000 per meeting fee, respectively. Starting in the second quarter of 2025, the rotation schedule for directors that are not ‘permanent members’ of the Credit Committee was adjusted to accommodate monthly (rather than quarterly) rotations, and the per meeting fee for rotating members was increased to $7,500 (consistent with the per meeting fee for permanent members). The adjustment to the compensation framework reflects the Compensation Committee’s views regarding the Credit Committee workload as well as comparative changes to directors’ meeting commitments in connection with the new committee structure of the Board and the Bank’s board of directors, and market practice. Other than the foregoing changes to the Credit Committee-related retainer and fees, the Compensation Committee did not adjust any other element of the non-management director compensation program for 2025.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Corporate Governance Guidelines provide that each director is encouraged to own shares of common stock of the Company at a level that demonstrates a meaningful commitment to the Company and the Bank, and to align the director’s interests with the Company’s stockholders. Accordingly, the guidelines provide that directors should acquire shares of the Company’s common stock with a value of at least $100,000 (which shall be measured annually in connection with the preparation of the Company’s Proxy Statement). Directors are expected to meet the ownership standards within three years from their first day as a director. As of the Record Date, each director complied with the stock ownership guidelines.
Moreover, directors are subject to an insider trading policy that prescribes restrictions on hedging and pledging, as described in further detail under the “Compensation Discussion & Analysis” section starting on page 30 below. This policy prohibits our directors from hedging Company securities owned directly or indirectly and from engaging in certain transactions involving our securities. Directors are also prohibited from pledging or holding Company securities in a margin account without Board

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Corporate Governance Information

approval. Directors are required to pre-notify the Company of any transaction in company stock or derivative securities (including gifts and other similar transactions).
2024 DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation paid to the Company’s non-management directors for the fiscal year ended December 31, 2024. Mr. DeFazio does not receive any additional compensation for service on the Company’s Board and the Bank’s board of directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Anthony J. Fabiano	132,250	126,750	259,000
Dale C. Fredston	180,000	126,750	306,750
David J. Gold(3)	201,000	126,750	327,750
Harvey M. Gutman(3)	115,500	126,750	242,250
Terence J. Mitchell	231,750	126,750	358,500
Chaya Pamula	103,500	126,750	230,250
Robert C. Patent(3)	178,500	126,750	305,250
Maria F. Ramirez	91,000	126,750	217,750
William Reinhardt(3)	385,500	126,750	512,250
Katrina Robinson	69,000	126,750	195,750
George J. Wolf, Jr.	112,000	126,750	238,750

(1)
As required by SEC rules, amounts in this column represent the aggregate grant date fair value of stock-based compensation expense as required by FASB ASC Topic 718. Refer to note (1) in the Summary Compensation Table for additional detail on the grant date fair value of awards.

(2)
Based on closing price of  $50.70 on date of grant, January 24, 2024. As of December 31, 2024, each of the directors had 2,500 shares of unvested restricted stock units.

(3)
These were the permanent members of the Credit Committee of the Bank’s board of directors during 2024, which met 26 times in the year. Additional members rotated on a quarterly basis in 2024.

26   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Executive Officers Who Are Not Directors
Biographical and professional information about our executive officers who do not serve on the Board is set forth below. Each of the Company’s executive officers are appointed by the Board on an annual basis in accordance with our Bylaws. For more information pertaining to the compensation of our named executive officers, see the “Compensation Discussion and Analysis” section below.
Dixiana M. Berrios
Executive Vice President and Chief Operating Officer

Dixiana M. Berrios has served as Executive Vice President and Chief Operating Officer since July 2020. Before joining the Company, Ms. Berrios served as Executive Vice President and Director of Bank Operations of Amalgamated Bank from 2011 until 2020. Prior to her employment with Amalgamated Bank, Ms. Berrios served in several roles for Sterling National Bank from 1996 until 2011, including Senior Vice President and Director of Bank Operations. Ms. Berrios holds an MA from the Fletcher School of Law and Diplomacy at Tufts University and a BA from The University of Alabama. Age 52.

Laura Capra
Executive Vice President and Head of Retail Banking

Laura Capra has served as Executive Vice President and Head of Retail Banking since 2012. Prior to joining the Company, Ms. Capra was a Senior Vice President, District Executive at Sovereign/Santander Bank from 2006 until 2012. Ms. Capra spent the early years of her career with Independence Community Bank. Ms. Capra attended Middlesex County College. Age 57.

Daniel Dougherty
Executive Vice President and Chief Financial Officer

Daniel Dougherty has served as Executive Vice President and Chief Financial Officer since November 2023. Mr. Dougherty previously served as Treasurer since 2022. Prior to joining the Bank, Mr. Dougherty served as Executive Vice President and Treasurer at Investors Bank from 2016 to 2022. Mr. Dougherty is a Chartered Financial Analyst, received an MBA from St. John’s University and BA in Economics from Stony Brook University. Age 63.

Frederik F. Erikson
Executive Vice President and General Counsel

Frederik F. Erikson has served as Executive Vice President and General Counsel since September 2023. Mr. Erikson previously held several leadership roles at Webster Bank, N.A. over two decades, including Deputy General Counsel for nine years. He earned a JD from the Albany Law School of Union University and a BA from the State University of New York. Age 52.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   27

Executive Officers Who Are Not Directors

Gregory Gaare
Senior Vice President and Chief Risk Officer

Gregory Gaare has served as Senior Vice President and Chief Risk Officer since February 2024. Prior to joining the Company, he served as Deputy Chief Risk Officer at Flagstar Bank, N.A. from September 2020 to December 2023. Beginning in 2005, Mr. Gaare held leadership positions in banking supervision at both the Federal Reserve Bank of New York and the Federal Deposit Insurance Corporation. His early career assignments included various roles in banking at Barclays Bank PLC and as a Vice President in Fixed Income at Alliance Capital Management Corporation. He earned an MBA from New York University and a BS from Brooklyn College. Age 56.

Scott Lublin
Executive Vice President and Chief Lending Officer

Scott Lublin has served as Executive Vice President and Chief Lending Officer since April 2018. From January 2013 to April 2018, Mr. Lublin served as Executive Vice President at BankUnited, where he managed their New York City commercial real estate lending group. From 2008 until 2013, Mr. Lublin served as Senior Vice President of Metropolitan Commercial Bank’s commercial real estate business. Mr. Lublin earned an MBA at Fordham University and a BS at SUNY Buffalo. Age 58.

Nick Rosenberg
Executive Vice President and Chief Business Development Officer

Nick Rosenberg has served as Executive Vice President and Chief Business Development Officer since June 2024. He previously served as Executive Vice President and Head of Global Payments from October 2018 to June 2024. Mr. Rosenberg joined the Company in 2001 and served as Executive Vice President and Chief Technology Officer from 2001 through October 2018. He is formally accredited as a Chartered Engineer and Member of the Institute of Engineering and Technology (UK) and Institute of Electrical and Electronics Engineers (USA). Mr. Rosenberg completed a postgraduate thesis in Development in Engineering and Technology and holds a BSc with Honors from the Open University (UK). Age 53.

Norman Scott
Senior Vice President and Chief Credit Officer

Norman Scott has served as Senior Vice President and Chief Credit Officer since September 2021. Previously, he held leadership roles at Lloyds Banking Group from 2009 until July 2021, last serving as the Head of Corporate Credit — North America. Mr. Scott graduated as a Member of the Chartered Institute of Bankers in Scotland, with a Bachelor’s Degree in Banking and Finance. Age 53.

28   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 2 — Advisory Vote on Named Executive Officer Compensation

We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers (the “NEOs”) (commonly referred to as a “Say-on-Pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables. This is the Company’s third Say-on-Pay vote. The 2024 Say-on-Pay vote passed with 91.40% support. The Board has determined that the Company will hold an advisory, non-binding, stockholder vote on the compensation of the Company’s NEOs on an annual basis until the next required vote on the frequency of future executive compensation votes (no later than the 2029 annual meeting of stockholders).

FOR THE REASONS INDICATED BELOW AND MORE FULLY DISCUSSED IN THE CD&A, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE FOLLOWING ADVISORY RESOLUTION:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompanies the compensation disclosure tables, is hereby approved.”
As discussed in the CD&A, the Company’s executive compensation program is designed to assist us in:
•
attracting and retaining key executives critical to the Company’s long-term success;

•
motivating these executives to create value for our stockholders;

•
providing cost-effective, timely and desired services to our customers;

•
linking pay directly with performance; and

•
discouraging excessive risk taking and balancing risk and reward, while taking into consideration stakeholder feedback as well as market trends and practices.

To support alignment with these goals, the Compensation Committee, with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), seeks to effectively link pay with performance and provide base salary and incentive-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the median compensation levels at companies in our compensation benchmarking peer group. As part of its review, the Compensation Committee annually evaluates our executives’ level of compensation, the mix of base salary, incentive-based compensation and retirement, and welfare benefits.
In calibrating incentive compensation, the Compensation Committee considers the Company’s annual and long-term business plans and strategies, and certain other factors, including pay-for-performance alignment, economic and industry conditions, and compensation practices at the Company’s peers. The Compensation Committee is committed to establishing goals for corporate and individual performance that are challenging but achievable, which drives executives to responsibly pursue achievement of the Company’s short and long-term objectives.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2024.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   29

Compensation Discussion and Analysis
CD&A Contents
30	Introduction
31	Compensation Philosophy
31	Compensation and Governance Practices
32	Pay Program and 2024 Compensation Overview
32	2024 Financial and Strategic Highlights
39	Compensation Determination Process
39	Role of Compensation Committee
39	Analysis of Compensation Risk
40	Role of Compensation Consultant
40	Role of Management
40	Peer Group
33	2024 Pay Components and Compensation Decisions
33	Base Salary
34	Short-Term Incentives — Amended and Restated Executive Annual Incentive Plan (“AIP”)
37	Long-Term Incentives
38	Additional Compensation Elements
38	Employment Agreements and Change in Control Arrangements
39	Executive Perquisites
39	Broad-Based Benefits Programs
41	Other Compensation Considerations
41	Anti-Hedging Policies
41	Insider Trading Policy
41	Clawback Policy
41	Stock Ownership Guidelines for Executive Officers
42	Compensation Policy Risk Assessment
42	Tax Deductibility of Executive Officer Compensation
42	Stockholder Vote on Executive Compensation
42	Compensation Committee Interlocks and Insider Participation
43	Compensation Committee Report

Introduction
This CD&A describes our compensation philosophy and methodologies, and our current practices with respect to the remuneration programs for our NEOs. The compensation programs covering our NEOs are established, evaluated and maintained by the Compensation Committee. The Compensation Committee is comprised entirely of independent directors. The NEOs for the fiscal year ended December 31, 2024 are:

MARK R. DEFAZIO	SCOTT LUBLIN	DANIEL DOUGHERTY	LAURA CAPRA	NICK ROSENBERG
President and Chief Executive Officer	EVP and Chief Lending Officer	EVP and Chief Financial Officer	EVP and Head of Retail Banking	EVP and Chief Business Development Officer

30   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Compensation Discussion and Analysis

Compensation Philosophy
Our compensation philosophy is aligned with the values that shape the Company’s culture:
HIGH PERFORMANCE	RISK MANAGEMENT	ACCOUNTABILITY	EXECUTION OF THE COMPANY’S STRATEGY
The Company’s compensation programs reflect our culture of accountability and stability, encouraging financial safety and soundness while discouraging excessive risk taking consistent with federal banking agency guidelines. We believe that compensation should closely reflect the achievement of pre-established business, strategic and operational results, which is reflected in our performance-based targeting philosophy. Utilizing performance measures that incentivize value creation for stockholders and are based on metrics of certain high-performing peers, we align the executive’s team priorities with stockholders’ interests and do not encourage unnecessary risk taking. We believe the long-term value of our compensation approach will continue to produce strong stockholder returns.
The policies and underlying philosophy governing the Company’s executive compensation program, as endorsed by the Compensation Committee and the Board, are designed to accomplish the following:
•
Maintain a compensation program that is competitive in the marketplace.

•
Provide opportunities that align pay with the Company’s annual and long-term performance goals.

•
Align NEO compensation with the Company’s performance.

•
Manage the risk profile of the Company by aligning risk mitigation within the performance of individual and Company-wide goals.

•
Encourage achievement of strategic objectives and the creation of stockholder value.

•
Recognize and reward individual initiative and achievements while managing risk.

•
Maintain an appropriate balance between base salary and short- and long-term incentive opportunities.

•
Allow the Company to compete for, retain and motivate talented executives critical to its success, consistent with its compensation philosophy.

Guided by the foregoing principles, the Compensation Committee establishes and oversees the Company’s executive compensation practices, including the determination of base salary and annual and long-term incentives.
Compensation and Governance Practices
In furtherance of the foregoing compensation philosophy, the Compensation Committee takes a rigorous approach to the review and consideration of pay practices and the compensation program for NEOs. Accordingly, the Compensation Committee has adopted certain practices to serve our stockholders’ interests and support alignment with our standards for risk management. There are other practices that we avoid because we believe they do not serve these goals.
WHAT WE DO	WHAT WE AVOID

•
Use an independent compensation consultant that is retained by and reports to the Compensation Committee

•
Tie a significant portion of executive compensation to individual and Company performance

•
Conduct an annual risk assessment of our compensation programs

•
Mitigate compensation risk by subjecting annual and long-term incentive plans to payment caps

•
Maintain a compensation clawback policy

•
Use stock ownership guidelines for executive officers

• Hedging of Company stock • Encouraging excessive risk-taking through our compensation programs • Providing supplemental executive retirement plans • Offering excessive executive perquisites

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   31

Compensation Discussion and Analysis

Pay Program and 2024 Compensation Overview
Key components of our executive compensation program are outlined below:
Element	Type	2024 Highlights
Base Salary	Fixed
When setting base salaries, the Compensation Committee considers factors such as experience, responsibilities, job performance, and market compensation information.
In 2024, the Compensation Committee approved base salary increases for all NEOs other than Mr. Dougherty, who was promoted to Executive Vice President and Chief Financial Officer late in 2023. The approved salary increases ranged from 2% to 5%.

Short-Term Incentive Compensation (Cash and Equity)	Variable	The Company maintains a performance-based annual incentive plan for the NEOs, which is contingent on the achievement of pre-established financial results for the Company and individual performance objectives tied to each NEO’s specific role and responsibilities. The performance metrics generally have threshold, target and maximum goals to further align pay with performance.
Long-Term Incentive Awards (Equity)	Variable	The Compensation Committee, in its discretion, determines equity grants for the NEOs after considering each executive’s performance, previous grant history, comparison to our peer group, and retention needs.
2024 Financial and Strategic Highlights
$66.7M	$6.0B	$6.0B	3.53%
Net Income	Loans	Total Deposits	Net Interest Margin
The Company delivered solid financial performance in 2024, a year of significant transition for the Company. Beyond our core commercial banking business, the Company made meaningful progress on two major initiatives. First, the Company reached a significant milestone and successfully exited its 22-year-old BaaS business with only residual operational tasks remaining as of year-end. Throughout the exit, the Company demonstrated its core strengths by replacing the deposits associated with this business timely and efficiently, while increasing net interest margin. Second, the Company made progress on its digital transformation initiative and expects to complete the investment in the franchise-wide new technology platform by the end of 2025. While managing these initiatives, the Company advanced its growth strategy with strong profitability and continued solid asset quality.
We were able to achieve the following results for 2024:
•
Diluted earnings per share of  $5.93 for the year ended December 31, 2024, compared to $6.91 for the prior year period. Net Income for 2024 was $66.7 million, compared to $77.3 million for the prior year period (a 13.7% year-over-year decrease in Net Income Growth). On an adjusted basis, Net Income increased from $73.2 million to $83.2 million year-over-year, resulting in Adjusted Net Income Growth of 13.7%.(1) Return on average equity, Return on Average Tangible Common Equity (“ROATCE”) and Adjusted ROATCE for 2024 were 9.6%, 9.7%, and 12.2%, respectively.(2)

•
Total loans, net of deferred fees and unamortized costs, were $6.0 billion at December 31, 2024, an increase of 7.3%, year-over-year.

•
Total deposits were $6.0 billion at December 31, 2024, an increase of 4.3%, from December 31, 2023. The year-over-year increase reflects increases across most of the Bank’s various deposit verticals, partially offset by decreased BaaS related deposits due to the successful completion of the global payments business wind down.

•
Net interest margin for the year 2024 was 3.53% compared to 3.49% for the prior year.

•
Non-interest expense was $173.6 million for the year 2024, an increase of  $42.0 million from the prior year. The increase from the prior year was due primarily to a pre-tax $10.0 million regulatory reserve recorded in the third quarter of 2024, the $5.0 million reversal of the reserve in 2023, a $10.9 million increase in compensation and benefits related to the increase in the number and mix of employees, as well as severance related expenses, and a $6.1 million increase in technology costs related to the digital transformation initiatives.

(1)
Adjusted Net Income and Adjusted Net Income Growth are Non-GAAP financial measures. See reconciliation in Appendix A.

(2)
ROATCE and Adjusted ROATCE are Non-GAAP financial measures. See reconciliation in Appendix A.

32   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Compensation Discussion and Analysis

•
At December 31, 2024, the Company and Bank were “well capitalized” across all measures of regulatory capital, with total risk-based capital ratios of 13.3% and 13.0%, respectively.

Since its initial public offering, the Company has achieved strong returns for our stockholders as compared to other middle-market New York-area banks and the broader regional bank benchmark.
2024 Pay Components and Compensation Decisions
BASE SALARY
Annual base salaries are the fixed portion of our NEOs’ cash compensation and are established after considering several factors including the executive’s experience, responsibilities, management abilities and job performance, as well as market compensation information. The Compensation Committee believes that the 2024 base salaries of the Company’s NEOs are competitive with companies of similar size, including those in the peer group.
Pay adjustments, if any, are generally made annually, after reviewing overall Company performance, individual performance and market data. In 2024, the Compensation Committee approved base salary increases for all NEOs other than Mr. Dougherty. Mr. Dougherty was promoted to Chief Financial Officer in November 2023 and his annual base salary was adjusted at that time to reflect this promotion. The Compensation Committee determined the base salary increases based on individual officer and Company performance, the specific duties and responsibilities of each officer, and a compensation comparison to external market data.
The table below shows the NEOs’ annual base salaries in 2023 and 2024.
Name	Title	2023 Base Salary ($)	2024 Base Salary ($)	Increase Percentage
Mark R. DeFazio	President and Chief Executive Officer	980,000	1,000,000	2%
Scott Lublin	EVP and Chief Lending Officer	491,341	510,994	4%
Daniel Dougherty	EVP and Chief Financial Officer	400,000	400,000	—
Laura Capra	EVP and Head of Retail Banking	388,088	407,492	5%
Nick Rosenberg	EVP and Chief Business Development Officer	416,915	433,591	4%

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   33

Compensation Discussion and Analysis

SHORT-TERM INCENTIVES — AMENDED AND RESTATED EXECUTIVE ANNUAL INCENTIVE PLAN (“AIP”)
In accordance with the Company’s compensation philosophy, a significant portion of the compensation of our NEOs is performance-based and payable only if pre-established Company and individual performance objectives are achieved. For each NEO, target AIP bonuses subject to the achievement of specified performance goals are stated as a percentage of annual base salary. The target AIP bonuses payable to the NEOs for 2024 performance were, as a percentage of their respective annual base salary, as follows:
Name	2024 Target AIP Bonuses (% of Base Salary)
Mr. DeFazio	150%
Mr. Lublin	100%
Mr. Dougherty	100%
Ms. Capra	100%
Mr. Rosenberg	100%
The Compensation Committee reviews performance against pre-established financial and non-financial goals on an annual basis to determine the short-term incentive compensation of our NEOs. Awards under the AIP are substantially based on formulaic scorecard results derived from the achievement of pre-established goals relating to (i) objective corporate financial metrics (which are consistent for each NEO), and (ii) individual goals specific to each NEO’s area of responsibility. The Compensation Committee assigns each metric in an executive’s scorecard a weight, and establishes threshold, target, and maximum performance levels for the corporate financial metrics based on the Company’s operating plan for the year, as approved by the Board. The individual performance metrics included in each NEO’s scorecard are established based on aspects of the individual’s area of control and responsibility that directly impact Company profitability, risk management and regulatory compliance. Scorecard results and the corresponding earnout are subject to minimum and maximum payout levels as established by the Compensation Committee. In addition, the Company may grant, subject to the approval of the Compensation Committee and the Board, discretionary short-term incentive payments.
In the first quarter of 2024, the Compensation Committee established the scorecard for each of our executive officers, including the threshold, target and maximum performance levels for each corporate financial metric. The Compensation Committee made the following decisions in establishing each NEO’s scorecard:
•
Consistent with the prior performance period, the Compensation Committee set the corporate performance goals for each NEO’s scorecard using Net Income Growth and ROATCE, in each case on an adjusted basis to account for expenses associated with the Company’s digital transformation initiative, the Company’s exit from the global payments business, and other compliance, legal and regulatory expenses. For further discussion of these adjustments, see “Pay Versus Performance” below as well as the reconciliation to the corresponding generally accepted accounting principles (“GAAP”) measure in Appendix A. The Compensation Committee also determined to set the maximum earnout for the corporate performance component of the scorecard at the target threshold. The following table outlines the performance measures and earnout thresholds comprising the corporate performance component of each NEO’s scorecard:

Corporate Performance Measures(1)	Threshold	Target	Maximum
Adjusted Net Income Growth	9.35 – 10.99%	11%	—
Adjusted ROATCE	8.5% – 9.99%	10%	—

(1)
Adjusted ROATCE and Adjusted Net Income Growth are non-GAAP financial measures. See reconciliation in Appendix A.

•
The Compensation Committee established a target short-term incentive for Mr. DeFazio of  $1.5 million for 2024, $1.2 million of which was subject to the achievement of the corporate performance component and $300,000 of which was subject to the discretion of the Board based on a holistic evaluation of Mr. DeFazio’s overall performance in 2024. Mr. DeFazio’s short-term incentive was set to payout 33% in restricted stock units that vest in equal installments over a three-year period and 67% in cash.

•
For our NEOs other than the CEO, the Compensation Committee set a threshold or minimum payout for 2024 at 50% of salary, a target payout of 100% of salary for the attainment of the target level across all scorecard metrics, and a maximum payout of 125% of salary.

•
If at the end of the performance period, the Board determined (on the recommendation from the Compensation Committee) that the NEO has met or exceeded the requirements for a specific goal, the NEO is given 100% credit for the weighting of a particular category. If it is determined that a specific goal is attained at the threshold expected level, the NEO is given 85% credit for the weighting of a particular performance goal.

34   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Compensation Discussion and Analysis

After the 2024 performance period, the Board, on approval and recommendation from the Compensation Committee, reviewed and approved the scorecard results and corresponding payouts, as summarized for each NEO in the tables below.
Mark DeFazio — President & CEO

	Performance Goals			Outcome	Incentive Payout ($)
AIP Performance Measures	Threshold ($)	Target ($)	Maximum ($)
Corporate Performance (67%)	600,000	1,200,000	1,200,000	Target	1,200,000
Safety and Soundness (33%)(1)	150,000	300,000	450,000	Exceeds	450,000
Total	750,000	1,500,000	1,650,000		1,650,000(2)

(1)
The Compensation Committee determines the level and extent of achievement in the management of the Bank’s safety and soundness during the performance period by reviewing the audits of the independent registered public accountant, the results of regulatory examinations, Asset Liability Committee reports, write-offs, portfolio risk metrics and other metrics/ indicators of the safety and soundness of the Bank.

(2)
Payable $1,100,000 in cash and $550,000 in restricted stock units, which vests in three equal annual installments beginning on the first anniversary of the date of grant.

Scott Lublin — EVP & Chief Lending Officer

	Performance Goals
AIP Performance Measures	Threshold (85%) ($)	Target (100%) ($)	Maximum (118%) ($)	Outcome	Incentive Payout(1) ($)
Corporate Performance (50%)	127,749	255,497	255,497	Target	255,497
Business Performance (50%)	127,749	255,497	383,246	Target	255,497
Net Loan Growth (12% year-over-year)(2)				Meets
Net Increase of $75 Million in Lending Deposit Relationships (10% Demand Deposit Accounts)(2)				Meets
Net Charge Offs Not to Exceed 50 Basis Points				Meets
Ensure Credit Committee Only Considers High Quality Credit Requests for Approval				Meets
Efficiently Follow Up on Opportunities Presented for Review and Execution				Meets
Total(3)	255,497	510,994	638,743		510,994

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
After the establishment of Mr. Lublin’s scorecard in the first quarter of 2024, senior management, with oversight from the Board, adjusted aspects of the Company’s 2024 operating and strategic plan and targets, including the lending strategy, to focus on maintaining strong NIM expansion and capital preservation through the end of the performance period. The Company achieved these objectives in 2024 in part through significant loan pricing discipline. The Compensation Committee also assessed that the deposit growth metric achieved below Target owing to idiosyncratic year-end transactions related to a few large depositors. While the original target threshold was not met for these performance goals, the Compensation Committee considered the foregoing factors, consistent with the terms of the AIP, to assess Mr. Lublin at Target for these performance measures.

(3)
Totals may not foot due to rounding.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   35

Compensation Discussion and Analysis

Daniel Dougherty — EVP & Chief Financial Officer

	Performance Goals
AIP Performance Measures	Threshold (85%) ($)	Target (100%) ($)	Maximum (118%) ($)	Outcome	Incentive Payout(1) ($)
Corporate Performance (50%)	100,000	200,000	200,000	Target	200,000
Business Performance (50%)	100,000	200,000	300,000	Above Target	275,000
Maintain Deposit and Loan Pricing Discipline to Manage Stable NIM				Exceeds
Timely Manage Strategic and Capital Planning Process				Exceeds
Manage Finance and Accounting Group, including Timely and Accurate Reporting				Meets
Maintain Regular Communication with Top 20 Shareholders				Exceeds
Total(2)	200,000	400,000	500,000		475,000

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

Laura Capra — EVP & Head of Retail Banking

Performance Goals
AIP Performance Measures (Weight)	Threshold (85%) ($)	Target (100%) ($)	Maximum (118%) ($)	Outcome	Incentive Payout(1) ($)
Corporate Performance (50%)	101,873	203,746	203,746	Target	203,746
Business Performance (50%)	81,498	203,746	285,245	Above Target	219,027
Total Deposit Growth of $250 Million (10% Demand Deposit Account Growth)				Meets
High Customer Service Satisfaction				Exceeds
Increase Lending Deposit Relationships				Meets
Satisfactory Retail Audit Reports				Meets
Satisfactory Retail Regulatory Reports				Meets
Title Escrow Technology Launch				Meets
Total(2)	183,372	407,492	488,991		422,773

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

Nick Rosenberg — EVP & Chief Business Development Officer

	Performance Goals
AIP Performance Measures	Threshold (85%) ($)	Target (100%) ($)	Maximum (118%) ($)	Outcome	Incentive Payout(1) ($)
Corporate Performance (50%)	108,398	216,796	216,796	Target	216,796
Business Performance (50%)	108,398	216,796	325,194	Target	216,796
Explore New Product Initiative to Drive Net Interest Income and Lower Cost Deposits				Meets
Secure Tier 1 Acquirer License Approval from Card Brands				Meets

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Compensation Discussion and Analysis

Performance Goals
AIP Performance Measures	Threshold (85%) ($)	Target (100%) ($)	Maximum (118%) ($)	Outcome	Incentive Payout(1) ($)
Establish Two Direct to Merchant Acquiring Relationships in Gaming and Sports Betting				Meets
Build Out Company’s Acquiring Group				Meets
Support Full Exit from global payments business by Year-End 2024				Meets
Total(2)	216,796	433,591	541,989		433,591

(1)
Payable 25% in cash and 75% in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

(2)
Totals may not foot due to rounding.

LONG-TERM INCENTIVES
Long-term incentive awards, such as time-based restricted stock units and performance-based stock units, are the third key component of our NEOs’ total compensation. The Compensation Committee believes employee stock ownership is important for our NEOs. Moreover, deferred equity awards motivate our executives, reward them for the achievement of financial goals that support the sustainable growth of the Company, and reinforce their alignment with stockholder interests. The Compensation Committee believes that this combination of long-term time and performance-based equity-based compensation complements the short-term cash incentive compensation and helps balance short-term decisions with long-term outcomes.
Long-term incentive awards are granted to executive officers through our stockholder-approved Amended and Restated 2022 Equity Incentive Plan (the “Equity Plan”). The Compensation Committee approves all equity award grants and oversees the administration of the Equity Plan. Factors considered by the Compensation Committee in awarding long-term incentive awards include:
•
each executive’s performance,

•
previous grant history,

•
comparison to our peer group, and

•
the Company’s strategic goals and retention needs.

The following table provides the mix of time-based restricted stock units and performance-based restricted stock units (“PRSUs”) granted by the Compensation Committee for the 2024 performance period (as well as a comparison to the mix of awards granted for the 2023 performance period:
Named Executive Officer	2023 Long-Term Incentive Target Awards		2024 Long-Term Incentive Target Awards
	Time-Based Restricted Stock Units (#)	Performance-Based Restricted Stock Units (#)	Time-Based Restricted Stock Units (#)	Performance-Based Restricted Stock Units (#)
Mark DeFazio	36,469	—	9,453	48,840
Scott Lublin	11,199	—	6,587	24,420
Daniel Dougherty	5,470	—	6,123	—
Laura Capra	8,492	—	5,449	—
Nick Rosenberg	7,792	—	5,589	—
The time-based restricted stock units granted to our NEOs vest in three equal annual installments starting on the first anniversary of the grant date.
The Compensation Committee last granted PRSUs to Messrs. DeFazio and Lublin in 2021 (the “2021 PRSUs”). Following the 2021 PRSUs’ three-year performance period ending December 31, 2023, the Compensation Committee determined, consistent with past practice, to grant new PRSUs to Mr. DeFazio and Mr. Lublin in 2024 (the “2024 PRSUs”). In each case, the earnout on the PRSUs was based on the achievement of corporate and individual performance goals over the 2024 performance period, as

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   37

Compensation Discussion and Analysis

established by the Compensation Committee, and pay out in restricted stock units that vest in equal installments over a three-year period starting in 2025. In furtherance of this long term incentive component of the compensation program, the Compensation Committee expects to continue the practice of granting PRSUs to our NEOs on an annual, rolling basis with at least a one-year performance period.
For Mr. DeFazio, the Compensation Committee established a target earnout for his 2024 PRSU award at $2 million. 50% of the 2024 PRSU earnout was subject to the Company’s 2024 ROATCE percentile against the Company’s compensation benchmarking peer group and 50% was subject to the discretion of the Board based on a holistic evaluation of Mr. DeFazio’s overall performance in 2024, with an emphasis on the management of the Company’s safety and soundness.
Long-Term Incentive Goals	Target Earnout (# of Restricted Stock Units)	Outcome	Earnout (# of Restricted Stock Units)
Corporate Performance (50%)	24,420	Below Target	—
ROATCE(1) Percentile (100% at 65th percentile or higher, 75% between 60th and 65th percentile, and 50% between 55th and 60th percentile)
Safety and Soundness (50%)(2)	24,420	Target	24,420
Total			24,420(3)

(1)
ROATCE is a Non-GAAP financial measure. See reconciliation in Appendix A.

(2)
The Compensation Committee determines the level and extent of achievement in the management of the Bank’s safety and soundness during the performance period by reviewing the audits of the independent registered public accountant, the results of regulatory examinations, Asset Liability Committee reports, write-offs, portfolio risk metrics and other metrics/ indicators of the safety and soundness of the Bank.

(3)
Payable in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

Following the 2024 performance period, the Compensation Committee assessed the earnout for Mr. DeFazio’s 2024 PRSUs at 50% of target.
For Mr. Lublin, the Compensation Committee established a target earnout for his 2024 PRSU award at $1 million. 70% of the 2024 PRSU earnout was subject to achievement of certain corporate performance measures for 2024, and 30% was subject to achievement of certain performance measures related to Mr. Lublin’s area of control and responsibility.
Long-Term Incentive Goals	Target Earnout (# of Restricted Stock Units)	Outcome	Earnout (# of Restricted Stock Units)
Corporate Performance (70%)	17,094	Below Target	—
Net Loan Growth 12% to 15% Per Year
Net Increase of $100 million in Lending Relationships, with 5% Demand Deposit Account Growth Per Year
Individual Performance (30%)	7,326	Target	7,326
Net Charge Offs of Less Than 25 basis points per year
Maintain No Net Increases in Year-Over-Year Material Loan Exceptions
Total			7,326(1)

(1)
Payable in restricted stock units, which vest in three equal installments beginning approximately one year after the date of grant.

Following the 2024 performance period, the Compensation Committee assessed the earnout for Mr. Lublin’s 2024 PRSUs at 30% of target.
Additional Compensation Elements
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
The Company maintains employment agreements with Mr. DeFazio and Mr. Lublin and change in control agreements with Ms. Capra, Mr. Rosenberg and Mr. Dougherty. The employment agreements set forth Mr. DeFazio and Mr. Lublin’s base salary

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Compensation Discussion and Analysis

and employee benefits, as well as providing them with the opportunity to receive certain post-employment payments and benefits, including acceleration of equity awards in the case of certain involuntary terminations of employment without cause or resignations for good reason. The employment agreements also prohibit them from recruiting or soliciting our employees or customers or disclosing our confidential information or business practices. The change in control arrangements provide Ms. Capra, Mr. Rosenberg and Mr. Dougherty with the opportunity to receive certain post-employment payments and benefits in the case of certain qualifying terminations of employments following a change in control of the Company or Bank. Additional information on the terms and provisions of the agreements and arrangements can be found in the Compensation Matters section of this Proxy Statement starting on page 44.
EXECUTIVE PERQUISITES
Our NEOs do not receive perquisites other than certain transportation benefits. Beyond the commuter benefits available to all full-time employees, the Company provided Mr. DeFazio with transportation benefits in 2024. In addition, the Company provides executive officers with executive long-term disability insurance benefits. These benefits are reported below in the “Summary Compensation Table.”
BROAD-BASED BENEFITS PROGRAMS
Our NEOs participate in the benefit programs that are available to all full-time employees, as described in the Board’s Role in Human Capital Management and Oversight section starting on page 19 above.
Compensation Determination Process
ROLE OF COMPENSATION COMMITTEE
The Compensation Committee is responsible for the creation, implementation, and administration of the overall compensation program for the CEO and other executive officers. The Compensation Committee takes into consideration the recommendations of the CEO for all other executive officers, as well as considering and making recommendations concerning compensation, benefit plans, and implementation of sound personnel policies and practices Company-wide. The Compensation Committee has the following responsibilities:
•
Review the overall human resource development and compensation strategy for the CEO, and executive officers, and consider and make recommendations to the Board regarding compensation for the Company’s non-management directors.

•
Evaluate the performance of the CEO, and approve the CEO’s annual goals and recommend to the Board the amount and composition of the CEO’s total compensation.

•
Evaluate and recommend to the Board the amount of and composition of the compensation of the Company’s non-CEO executive officers.

•
Evaluate the annual executive incentive compensation plan in light of participation, goals and budgetary considerations.

•
Review, evaluate and oversee the Company’s compensation and benefit plans, including the incentive and equity-based plans.

•
Oversee the administration of the Company’s stock benefit plans.

For more information about the Compensation Committee, see the “Board Meetings and Committee Information” section starting on page 21 of this Proxy Statement. The Compensation Committee reviews, evaluates and recommends to the full Board the amount of and composition of the compensation of the CEO and our non-CEO executive officers, including annual base pay, incentive compensation and/or equity grants. The full Board has ultimate responsibility for approving the compensation of our CEO and our non-CEO executive officers, after considering the recommendation from the Compensation Committee.
ANALYSIS OF COMPENSATION RISK
In setting compensation, the Compensation Committee considers the risks to the Company and its stockholders that may be inherent in the compensation program and to achievement of the Company’s strategic and business goals. Based on its review, the Compensation Committee believes the Company’s compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee’s review also considered the Company’s internal controls, policies, and risk-mitigating components in the Company’s incentive arrangements currently in place.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   39

Compensation Discussion and Analysis

ROLE OF COMPENSATION CONSULTANT
In 2024, the Compensation Committee continued to retain the services of FW Cook to provide executive compensation consulting services. FW Cook helped facilitate the executive officer compensation process, including the annual review and update of the compensation peer group for comparing our executive officer’s compensation to the market, and FW Cook assisted in the preparation of certain proxy statement disclosures. Throughout the year, FW Cook attends certain meetings of the Compensation Committee. They also provide input on meeting materials and advise on other matters considered by the Compensation Committee. FW Cook reported directly to the Compensation Committee, who has the authority, in its sole discretion, to retain any adviser to assist in the performance of its duties or to terminate any advisor to the Compensation Committee. The Compensation Committee annually reviews the independence of its compensation consultant. FW Cook maintains, and has provided to the Compensation Committee, a written policy designed to avoid and address potential conflicts of interest. After taking into account the factors set forth in the SEC and NYSE rules, the Compensation Committee determined that FW Cook is independent and that there is no conflict of interest resulting from the FW Cook relationship with the Company in 2024.
ROLE OF MANAGEMENT
Management assists the Compensation Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. The CEO and other executive officers may participate in Compensation Committee meetings to provide background information and other requested items but are not present during the approval/ recommendation or discussions of their own compensation. The CEO provides recommendations to the Compensation Committee for the other NEOs regarding compensation, performance goals, and other employment-related matters, such as hiring, promotions, terminations and severance payments. The Compensation Committee considers the CEO’s recommendations but retains authority to approve or recommend to the Board compensation decisions for approval.
PEER GROUP
In June 2024, in light of the Bank’s exit from the global payments business, the Compensation Committee sought to reconstitute the peer group to more closely capture similarly sized and situated banks that primarily focus on commercial banking activities. As part of this evaluation, the Compensation Committee reviewed the compensation benchmarking peer group with a lens on:
•
Operations and scale — financial institutions that operate within range of the Company’s key size indicators (primarily total assets and market capitalization) and within the Company’s industry sub-classification (Regional Banking).

•
Business characteristics — financial institutions that are public companies, listed on major US exchanges, that compete directly with the Company for talent due to the primary business similarities, that attract similar investor profiles and that focus primarily on commercial banking (as expressed by commercial loans as a percentage of total loans).

Based on this review, the Compensation Committee determined to remove several companies from the 2023 benchmarking peer group primarily due to misalignment with the criteria described above, including operating payment processing segments with which the Company no longer competes. In addition, Blue Foundry Bancorp, Dime Community Bancshares, and NB Bancorp were added to the peer group. These three banks have significant commercial banking operations, including in markets in which the Company does or could compete. The 2024 compensation benchmarking peer group approved by the Compensation Committee is as follows:
2024 Peer Group
Amalgamated Financial Corp. (AMAL)	National Bank Holdings Corporation (NBHC)
Bank First Corporation (BFC)	NB Bancorp, Inc. (NBBK)
Blue Foundry Bancorp (BLFY)	Pathward Financial, Inc. (CASH)
Byline Bancorp, Inc. (BY)	QCR Holdings, Inc. (QCRH)
ConnectOne Bancorp, Inc. (CNOB)	The Bancorp, Inc. (TBBK)
Dime Community Bancshares, Inc. (DCOM)	Univest Financial Corporation (UVSP)
Enterprise Bancorp, Inc. (EBTC)	Veritex Holdings, Inc. (VBTX)
First Foundation Inc. (FFWM)
Although the decisions regarding NEO compensation levels are guided by the Compensation Committee’s use of information related to the peer group and market survey data, the Compensation Committee does not commit to setting our executive

40   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Compensation Discussion and Analysis

pay levels at any particular percentile or ranking of the peer group. As outlined in this CD&A, the Compensation Committee also takes into account the prevailing economic environment, individual performance, experience and the current financial condition of the Company.
Other Compensation Considerations
ANTI-HEDGING POLICIES
The Company’s Insider Trading Policy and Corporate Governance Guidelines each include a prohibition on hedging by its directors, and executive officers and employees, even when permitted by law, to further align the Company’s executives, directors and employees with stockholder interests. The Company’s Insider Trading Policy and Corporate Governance Guidelines each prohibit the Company’s directors, executive officers and employees from engaging in speculative transactions in derivatives of the Company’s securities, such as puts, calls, options (other than those granted under the Company’s benefit plans) or other derivatives. Transactions that are otherwise designed to hedge or offset the economic risk of owning shares of Company common stock are also prohibited.
INSIDER TRADING POLICY
The Company has policies and procedures in place that it believes are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the NYSE listing standards. The Company’s Insider Trading Policy prohibits any director, executive officer or employee who is aware of material nonpublic information relating to the Company from, directly or through family members or other persons or entities, (i) buying or selling securities of the Company (other than pursuant to a pre-approved trading plan that complies with SEC Rule 10b5-1), or engaging in any other action to take personal advantage of that information or (ii) passing that information on to others outside the Company, including family and friends. In addition, the Company’s Insider Trading Policy provides that no director, officer or other employee of the Company who, in the course of working for the Company, learns of material nonpublic information about a company with which the Company does business, including a customer or supplier of the Company, may trade in that company’s securities until the information becomes public or is no longer material. The Company’s Insider Trading Policy also prohibits, among other things, short-term trading of the Company’s securities, short sales of the Company’s securities, holding securities in a margin account (unless, in the case of margin, the individual receives prior approval from the Board), and, as noted, hedging and other derivative transactions.
CLAWBACK POLICY
Consistent with the final SEC rule adopted in October 2022 to implement Section 954 of the Dodd Frank Act and the related NYSE listing standard, the Company adopted an Incentive Compensation Recoupment Policy, commonly referred to as a “clawback policy,” on September 26, 2023, which applies to incentive-based compensation received by an executive officer during the three prior fiscal years immediately preceding the year in which the Company is required to issue an accounting restatement. In the event of such an accounting restatement, the Company will seek to recover from executive officers any incentive-based compensation they received that would have been less had it been calculated based on the restated financial statements. Any compensation that is (i) granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure, and (ii) received on or after October 2, 2023, is subject to potential recoupment under this policy.
STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS
In 2023, the Company adopted Stock Ownership Guidelines for Executive Officers, which encourage an equity interest in the Company at a level sufficient to assure the Company’s stockholders of the NEOs’ commitment to value creation while satisfying the executive officers’ need for portfolio diversification.
The current stock ownership targets are as follows:
•
CEO: 6x annual base salary

•
Other NEOs: 3x annual base salary

•
Other executive officers that are not NEOs: 1x annual base salary

Shares of common stock that are beneficially owned (including shares held by an executive officer’s immediate family members or held in trust) will be counted towards meeting this goal. Restricted shares and restricted stock units that remain

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Compensation Discussion and Analysis

subject to achievement of performance goals and shares underlying outstanding stock options or otherwise subject to a right to acquire will not be included in calculating ownership under these guidelines. NEOs are expected to meet the requirements of the Stock Ownership Guidelines for Executive Officers within five years from the Effective Date of the Stock Ownership Guidelines or his/her initial appointment, whichever is later. The number of shares of Company common stock owned by each NEO is provided in the “Stock Ownership” section on page 67 of this Proxy Statement.
COMPENSATION POLICY RISK ASSESSMENT
The Compensation Committee reviews the compensation of our NEOs, as well as the overall compensation practices for the organization. Performance incentive programs are reviewed and approved by the Compensation Committee, with the exception of our NEOs, whose compensation is reviewed by the Compensation Committee and subsequently presented to our full Board for approval. An important aspect of the review is an assessment of whether the programs encourage our NEOs or any other employee of the Company to take unacceptable risk, in the short or long term. Upon due consideration of these items, the Compensation Committee believes that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business or operations.
TAX DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION
Under Section 162(m) of the Internal Revenue Code of 1986, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017 (the “Tax Act”), publicly traded companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each “covered employee,” defined as the public company’s principal executive officer, principal financial officer, and three additional highest compensated officers during any taxable year of the company beginning after December 31, 2017. For tax years prior to January 1, 2018, compensation that was considered “qualified performance-based compensation” was exempt from this limit. The Tax Act provides “grandfathered” treatment for certain compensation in excess of the $1 million deductibility limitation, including compensation that is “qualified performance-based compensation” within the meaning of Section 162(m) prior to the Tax Act, if payable pursuant to a written binding contract in effect as of November 2, 2017 that is not modified in any material respect thereafter. Now that the qualified performance-based compensation exception is generally no longer available, the Compensation Committee may determine to award compensation that exceeds the deductibility limit under Section 162(m) or otherwise pay non-deductible compensation when it believes that other considerations outweigh the tax deductibility of compensation.
STOCKHOLDER ENGAGEMENT AND STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION
At the annual meeting of stockholders of the Company held on May 29, 2024, the Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s NEOs (commonly referred to as a “Say-on-Pay” vote). In advance of the 2024 annual meeting, we reached out to investors representing over 50% of our outstanding common stock in 2024, seeking to engage in a number of matters with our top shareholders, including on matters related to executive compensation. The Board and the Compensation Committee considers the recommendations of stockholders through our engagement efforts as well as in connection with the voting on our Say-on-Pay proposals and determined that the Company would not make any material modifications to the compensation decisions and policies for the NEOs.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of our Compensation Committee is currently or was previously an officer or employee of the Company or the Bank. In addition, none of our executive officers serve or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any company or other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

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Compensation Discussion and Analysis

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee of the Board

GEORGE J. WOLF, JR. (Chair)	DAVID J. GOLD	TERENCE J. MITCHELL	ROBERT C. PATENT	WILLIAM P. REINHARDT

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Compensation Matters
Summary Compensation Table
The following table sets forth certain information as to the total compensation paid to the Company’s NEOs for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022. In accordance with SEC rules, the total compensation paid to the Company’s NEOs reflects the value of equity-based awards for the year they are granted. A summary of the Compensation Committee’s decisions on the compensation awarded to our NEOs for 2024 performance can be found in the Compensation Discussion & Analysis section of this Proxy Statement, which begins on page 30.
Name	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Mark R. DeFazio President and CEO	2024	1,000,000	3,499,968	1,100,000	34,024	5,633,992
	2023	980,000	1,500,000	500,000	26,460	3,006,460
	2022	980,000	3,106,384	500,000	25,710	4,612,094
Scott Lublin EVP and Chief Lending Officer	2024	510,994	1,460,614	127,749	17,866	2,117,223
	2023	491,341	531,498	153,544	11,460	1,187,843
	2022	472,443	424,918	177,166	10,710	1,085,237
Daniel Dougherty EVP and Chief Financial Officer	2024	400,000	225,000	118,750	17,224	760,974
	2023	400,000	100,000	75,000	11,460	586,460
	2022	290,000	—	100,000	2,992	392,992
Laura Capra EVP and Head of Retail Banking	2024	407,492	349,279	105,693	17,713	880,177
	2023	388,088	370,829	116,426	11,460	886,803
	2022	373,161	367,830	123,610	10,710	875,311
Nick Rosenberg EVP and Chief Business Development Officer	2024	433,591	320,504	108,398	15,979	878,472
	2023	416,915	409,831	106,835	11,460	945,041
	2022	404,771	437,853	136,610	10,710	989,944

(1)
Amounts in this column represent the aggregate grant date fair value of stock awards granted during the year indicated with respect to performance during the prior year. For example, the stock awards granted to the NEO in 2024 were for the 2023 performance year. The NEOs were also granted stock awards in 2025 for the 2024 performance year, which are not shown in the table above. The grant date fair values are calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions for these grants, see Note 14 (Stock Compensation Plan) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2024.

(2)
For 2024, the amounts set forth in the All Other Compensation column from the table above includes the following items:

Name	Life Insurance Premiums ($)	Executive Supplemental Life and Disability Insurance Premiums ($)	Transportation ($)	401(k) Employer Contribution ($)	Total ($)
Mark R. DeFazio	780	6,017	16,877	10,350	34,024
Scott Lublin	780	5,956	780	10,350	17,866
Daniel Dougherty	780	5,314	780	10,350	17,224
Laura Capra	780	5,803	780	10,350	17,713
Nick Rosenberg	780	4,069	780	10,350	15,979
EMPLOYMENT AGREEMENTS
The Company and the Bank have entered into an employment agreement with each of Messrs. DeFazio and Lublin. The employment agreements are substantially similar. Each employment agreement has an initial term of three years and automatically renews daily so that the remaining term will always be three years, unless a notice is provided to the executive

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Compensation Matters

that the agreement will not renew. These employment agreements set forth a base salary and provide for participation in bonus programs, benefit plans applicable to executive officers and automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive unearned compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or if the executive resigns for good reason (as defined in the agreement) during the term of the agreement, then the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such termination occurred. Section 409A of the Internal Revenue Code 1986, as amended, (the “Internal Revenue Code”) may require that a portion of the above payments cannot be made until six months after termination of employment. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
In the event of a change in control of the Company or the Bank, the executive would be entitled to a cash lump sum payment equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such change in control occurred. In addition, in the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) in connection with or following a change in control, the executive would become fully vested in any outstanding unvested equity or equity-based awards. Section 4999 of the Internal Revenue Code imposes a 20% excise tax on certain “excess parachute payments” made to “disqualified individuals” (as defined in the Internal Revenue Code) in connection with a change in control. Under Section 280G of the Internal Revenue Code, such “excess parachute payments” are also non-deductible to the Company. If payments that are contingent on a change in control to a disqualified individual (which includes the NEOs) exceed three times the individual’s “base amount” (as defined in the Internal Revenue Code), then the amount by which such amount exceeds one times the individual’s “base amount” will be deemed an “excess parachute payment.” Pursuant to his employment agreement, the Company will reimburse Mr. DeFazio for the amount of the excise tax, if any, and make an additional gross-up payment so that, after the payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, Mr. DeFazio would retain approximately the same net after-tax amounts under his employment agreement that he would have retained if there was no excise tax. Neither the Company nor the Bank is permitted to claim a federal income tax deduction for the portion of the change of control payment that constitutes an excess parachute payment, the excise tax reimbursement payment or the gross-up payment. Any payments made to Mr. Lublin will be reduced by the minimum dollar amount necessary to avoid exceeding three times his base amount.
In the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio will receive benefits under any short-term or long-term disability plans maintained by the Bank. In the event of a short-term disability, Mr. DeFazio will pay to the Company any amounts he receives as short-term disability payments from the short-term disability insurance policy and the Company will continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio will pay to the Company any amounts he receives as long-term disability payments from the long-term disability insurance policy and the Company will continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of 30 days. Within 30 days of the date of such disability, Mr. DeFazio would be entitled to a cash lump sum payment equal to three times his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately before the year in which such disability occurred. In addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards. If Mr. Lublin suffers a disability, his obligations to perform services under his employment agreement would terminate and he would receive benefits under any disability program sponsored by Metropolitan Commercial Bank and become fully vested in any of his outstanding unvested equity or equity-related awards (including any performance-based restricted stock awards).
In the event of the executive’s death, the executive’s estate will be entitled to a lump sum cash payment, within 30 days of the date of death, equal to the amount of earned but unpaid base salary and benefits, three times (one time for Mr. Lublin) the executive’s base salary and an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately before the year in which such death occurred. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
Upon the voluntary termination of the executive’s employment without good reason, each executive would be subject to certain restrictions on his ability to solicit employees of the Company and the Bank for a period of one year following the date

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Compensation Matters

of termination of employment. Additionally, Mr. Lublin is also subject to certain restrictions on his ability to solicit customers of the Company and Metropolitan Commercial Bank and for a period of one year following the date of termination of employment.
CHANGE IN CONTROL AGREEMENTS
The Company and Metropolitan Commercial Bank have entered into a change in control agreement with each of Ms. Capra and Messrs. Dougherty and Rosenberg. During the term of the agreement, if the executive terminates his or her employment for good reason (as such term is defined in the agreement) or the Company terminates his or her employment for a reason other than for cause (as such term is defined in the agreement) on or after a change in control (as defined in the agreement), then Mr. Rosenberg will receive a lump sum severance payment equal to two times (one times for Mr. Dougherty and Ms. Capra) base salary, and, for Mr. Rosenberg only, Mr. Rosenberg will also receive a lump sum severance payment equal to two times the highest rate of bonus earned by Mr. Rosenberg in any one of the three calendar years immediately preceding the year in which the termination of employment occurs. Notwithstanding the foregoing, the payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.
AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN
The Company’s stockholders approved the Equity Plan to provide officers, employees and directors of the Company and its affiliates with additional incentives to promote the growth and performance of the Company. Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance to participants of up to 716,000 shares of the Company’s common stock in the form of grants of restricted stock, restricted stock units and stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance metrics, or a combination of each. Only awards that are forfeited, expired or settled in cash (or shares subject to awards that were granted under the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) and after March 15, 2022, are forfeited, expired, or settled in cash) are available for reissuance under the Equity Plan. Under the Equity Plan, the aggregate grant date fair value of all awards granted to any non-employee director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, may not exceed $800,000 (or $950,000 in the case of the Chair of the Board).
The Equity Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Plan; and interpret the Equity Plan.
The exercise price of stock options granted under the Equity Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. All restricted stock awards, restricted stock units and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in each recipient’s award agreement.
2019 EQUITY INCENTIVE PLAN
The 2019 Equity Incentive Plan was frozen on May 31, 2022, which was the date the Company’s stockholders approved the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan. No awards may be granted under the 2019 Equity Incentive Plan on and after May 31, 2022. Outstanding awards under the 2019 Equity Incentive Plan, which were granted prior to May 31, 2022, continue to be subject to the terms and conditions of the 2019 Equity Incentive Plan.
AMENDED AND RESTATED EXECUTIVE ANNUAL INCENTIVE PLAN
The AIP provides annual bonuses to key management personnel for their contributions to achieving strategic organizational objectives of the Company and the Bank. Bonuses under the plan are determined based on Company-wide performance measurements. Information about the annual bonuses paid to the NEOs for the 2024 fiscal year are described under “Compensation Discussion and Analysis — Short-Term Incentives — Amended and Restated Executive Annual Incentive Plan.” At the end of each fiscal year, the Compensation Committee will calculate the amount of the award. Bonuses, if any, will be paid within two-and-a-half months of the close of the fiscal year end in cash, restricted stock awards, restricted stock units or in a combination of cash, restricted stock awards and restricted stock units.

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Compensation Matters

Grant of Plan-Based Awards
The following table sets forth information on plan-based awards made to the NEOs in 2024:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark DeFazio	RSU	3/1/2024	—	—	—	—	—	—	36,469	1,499,970
	PRSU	5/30/2024	—	—	—	—	48,840	—	—	1,999,998
	AIP		750,000	1,500,000	1,650,000	—	—	—		—
Scott Lublin	RSU	3/1/2024	—	—	—	—	—	—	11,199	460,615
	PRSU	5/30/2024	—	—	—	—	24,420	—	—	999,999
	AIP		255,497	510,994	638,743	—	—	—	—	—
Daniel Dougherty	RSU	3/1/2024	—	—	—	—	—	—	5,470	224,981
	AIP		200,000	400,000	500,000	—	—	—	—	—
Laura Capra	RSU	3/1/2024	—	—	—	—	—	—	8,492	349,276
	AIP		183,372	407,492	488,991	—	—	—	—	—
Nick Rosenberg	RSU	3/1/2024	—	—	—	—	—	—	7,792	320,485
	AIP		216,796	433,591	541,989	—	—	—	—	—

(1)
The amounts in these columns represent the threshold, target and maximum amounts of potential cash incentive payments that may be earned under the AIP as established by the Compensation Committee. The AIP and awards are described under “Compensation Discussion and Analysis — Short-Term Incentives — Amended and Restated Executive Annual Incentive Plan.” The actual amounts earned by each executive, and which were paid in a mix of cash and restricted stock units, are disclosed in the Summary Compensation Table.

(2)
The amounts in these columns represent the target number of shares that may be earned with respect to PRSUs granted in 2024. These awards are described under “Compensation Discussion and Analysis — Long-Term Incentives.”

(3)
The amounts reported are the aggregate grant date fair value of restricted stock units and PRSU awards computed in accordance with FASB ASC Topic 718. Refer to note (1) in the Summary Compensation Table for additional detail on the grant date fair value of awards. Details regarding outstanding stock awards can be found in the Outstanding Equity Awards at Fiscal Year-End table.

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Compensation Matters

Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning unvested restricted stock awards for each NEO as of December 31, 2024. There were no unexercised stock options previously granted to any NEO as of December 31, 2024.
	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Fair Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Mark R. DeFazio	5/30/2024	—	—	48,840(2)	2,852,256
	3/1/2024	36,469(5)	2,129,790	—	—
	3/1/2023	5,954(4)	347,714	—	—
	2/23/2022	1,639(3)	95,718	—	—
Scott Lublin	5/30/2024	—	—	24,420(2)	1,426,128
	3/1/2024	11,199(6)	654,022	—	—
	3/1/2023	6,329(4)	369,614	—	—
	2/23/2022	1,393(3)	81,351	—	—
Daniel Dougherty	3/1/2024	5,470(6)	319,448	—	—
	3/1/2023	1,190(4)	69,496	—	—
Laura Capra	3/1/2024	8,492(6)	495,933	—	—
	3/1/2023	4,416(4)	257,894	—	—
	2/23/2022	1,205(3)	70,372	—	—
Nick Rosenberg	3/1/2024	7,792(6)	455,053	—	—
	3/1/2023	4,880(4)	284,992	—	—
	2/23/2022	1,435(3)	83,804	—	—

(1)
Based on the $58.40 per share trading price of the Company’s common stock on December 31, 2024.

(2)
Vest in three equal installments on June 1, 2025, February 28, 2026 and February 28, 2027.

(3)
Vest in three equal annual installments beginning on March 1, 2023.

(4)
Vest in three equal annual installments beginning on March 1, 2024.

(5)
12,156 restricted stock units vest in three equal annual installments beginning on March 1, 2025 and 24,313 restricted stock units will vest 100% on March 1, 2025.

(6)
Vest in three equal annual installments beginning on March 1, 2025.

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Compensation Matters

Option Exercises and Stock Vested Table
The following table provides information for each of our NEOs regarding the exercise of stock options and the vesting of stock awards during 2024, value realized upon the exercise of stock options and the vesting of stock awards is based on the market price of company stock on the applicable exercise or vesting date.
	Options Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)
Mark R. DeFazio	—	—	85,759	4,944,450
Scott Lublin	—	—	36,509	2,236,142
Daniel Dougherty	—	—	596	22,648
Laura Capra	—	—	5,779	219,602
Nick Rosenberg	—	—	6,493	246,734

(1)
Includes the gross number of restricted stock units that vested or were settled and paid in 2024, and includes any amounts that were withheld for applicable taxes.

We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.
Pension Benefits
This Proxy Statement does not contain a pension benefits table since the Company did not maintain a defined benefit pension plan as of December 31, 2024.
Nonqualified Deferred Compensation
This Proxy Statement does not contain a nonqualified deferred compensation table since the Company did not maintain a nonqualified deferred compensation plan as of December 31, 2024.
Potential Payments Upon Termination or Change-in-Control
The following table summarizes the estimated payments that would be made to the NEOs upon termination of employment as of December 31, 2024, pursuant to each executive’s employment agreement, change in control agreement and equity awards. The amounts shown do not include the executive’s vested account balance in the Company’s 401(k) Plan. The amounts shown relating to unvested restricted stock awards, unvested restricted stock units and unvested performance-based restricted stock units are based on the fair market value of the Company’s common stock on December 31, 2024, which was $58.40. The actual amounts to be paid to an executive can only be determined at the time of such executive’s separation from service with the Company.

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Compensation Matters

The following table provides the estimated amount of compensation payable to our NEOs for each of the termination events listed below.
Name	Compensation Element	Termination for Cause(1) ($)	Termination Without Cause or for Good Reason(2)(7) ($)	Payments Due Upon Change in Control(3)(7) ($)	Disability(4) ($)	Death(5) ($)
Mark R. DeFazio	Cash Severance	—	4,100,000	4,100,000	4,100,000	4,100,000
	Restricted Stock Vesting(6)	—	5,425,477	5,425,477	5,425,477	5,425,477
Scott Lublin	Cash Severance	—	1,175,983	1,175,983	510,994	510,994
	Restricted Stock Vesting(6)	—	2,531,114	2,531,114	2,531,114	2,531,114
Daniel Dougherty	Cash Severance	—	400,000	400,000	400,000	400,000
	Restricted Stock Vesting(6)	—	388,944	388,944	388,944	388,944
Laura Capra	Cash Severance	—	407,492	407,492	407,492	407,492
	Restricted Stock Vesting(6)	—	824,199	824,199	824,199	824,199
Nick Rosenberg	Cash Severance	—	1,013,134	1,013,134	1,013,134	1,013,134
	Restricted Stock Vesting(6)	—	823,849	823,849	823,849	823,849

(1)
Upon a termination for “cause” (as defined in the applicable agreements), the executive will have no right to receive compensation or other benefits under the employment agreement. In addition, the executive will forfeit all non-vested restricted stock unit awards.

(2)
Under Mr. DeFazio and Mr. Lublin’s employment agreement, respectively, upon an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for “good reason” (as defined in the employment agreement): (i) Mr. DeFazio (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination, and (ii) Mr. Lublin (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to two (2) times the executive’s base salary. If the executive is a “specified employee” (as defined in Section 409A of the Code), the amounts payable under the employment agreement may be paid on the first day of the seventh month following the executive’s separation from service. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that in the event of an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason, the executive shall become immediately vested in any outstanding unvested equity or equity-based awards.

(3)
Under Mr. DeFazio’s employment agreement, upon the occurrence of a change in control, Mr. DeFazio (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination. Under Mr. Lublin’s employment agreement, upon an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason in connection with or following a change in control, Mr. Lublin (or, upon death, his beneficiary) would be entitled to receive a severance payment in the form of a cash lump sum equal to two (2) times the executive’s base salary. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that in the event of an involuntary termination for a reason other than for cause or if the executive voluntarily resigns for good reason in connection with or following a change in control, the executive shall become immediately vested in any outstanding unvested equity or equity-based awards. Mr. DeFazio would also be entitled to receive a tax indemnification payment if payments under the employment agreement trigger liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.” Because the estimated payments to Mr. DeFazio are not expected to trigger liability under Section 280G of the Code, no tax indemnification payment is reflected in the above table. The employment agreement entered into with Mr. Lublin provides that the change in control severance payment will be reduced by the minimum dollar amount necessary to avoid an excess parachute payment. The above table discloses the full amount of Mr. Lublin’s severance payment, and it is possible that the payment amount would be required to be reduced to avoid liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.”

(4)
Under Mr. DeFazio’s employment agreement, in the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio will receive benefits under any short-term or long-term disability plans maintained by Metropolitan Commercial Bank. In the event of a short-term disability, Mr. DeFazio will pay to the Company any amounts he receives as short-term disability payments from the short-term disability insurance policy and the Company will continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio will pay to the Company any amounts he receives as long-term disability payments from the long-term disability insurance policy and the Company will continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of 30 days. Within 30 days of the date of such disability, Mr. DeFazio would be entitled to: (x) a cash lump sum payment equal to three times his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately before the year in which such disability occurred, (y) in addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards, and these amounts are shown in the above table. Under Mr. Lublin’s employment agreement, in the event of a disability, Mr. Lublin would be entitled to: a cash lump sum payment equal to one times his base salary and Mr. Lublin would become fully vested in any outstanding unvested equity awards, and these amounts are shown in the above table. Under Mr. Dougherty and Ms. Capra’s employment agreement, respectively, in the event of a disability, the executive would be entitled to a cash lump sum payment equal to one times their base salary. Under Mr. Rosenberg’s employment agreement, in the event of a disability, the executive would be entitled to a cash lump sum payment equal to two times his base salary.

50   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Compensation Matters

(5)
Under Mr. DeFazio’s employment agreement, upon death, the executive’s beneficiary would be entitled to receive a payment equal to the sum of: (i) three (3) times the executive’s base salary; plus (ii) an amount equivalent to the bonus payment received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which occurred such termination. Under Mr. Lublin’s employment agreement, upon death, the executive’s beneficiary would be entitled to receive a payment equal to one (1) time the executive’s base salary. In addition, Messrs. DeFazio and Lublin’s employment agreements provide that upon death, both executives shall become immediately vested in any outstanding unvested equity or equity-based awards. Under Mr. Rosenberg’s employment agreement, upon death subsequent to a change in control or termination of employment (as such terms are defined in the agreement), the executive’s beneficiary would be entitled to receive payment equal to two times the executive’s base salary. Under Mr. Dougherty and Ms. Capra’s employment agreement, respectively, upon death (subsequent to a change in control or termination of employment (as such terms are defined in the agreement), the executive’s beneficiary would be entitled to receive payment equal to one times the executive’s base salary.

(6)
The amount shown reflects the value of non-vested restricted stock awards, restricted stock units and performance shares that become vested.

(7)
Messrs. Dougherty and Rosenberg’s change in control agreements provide that if the executive terminates his employment for good reason (as such term is defined in the agreement) or the Company terminates his employment for a reason other than for cause (as such term is defined in the agreement) on or after a change in control (as defined in the agreement) and during the term of the agreement, then: (a) Mr. Rosenberg will receive a lump sum severance payment equal to two times the greater of his base salary as of the date of termination or the base salary in effect immediately prior to the date of a change in control and two times the highest rate of bonus earned by Mr. Rosenberg in any one of the three calendar years immediately preceding the year in which the termination of employment occurs, and (b) Mr. Dougherty will receive a cash severance amount equal to one times the greater of the executive’s base salary in effect as of the date of termination or the base salary in effect immediately prior to the date of a change in control, payable by lump sum. Notwithstanding the foregoing, the payments required under the change in control agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code. The above table discloses the full amount of the payment, and it is possible that the payment amount would be required to be reduced to avoid liability under Section 280G of the Code for the excise tax applicable to “excess parachute payments.” Ms. Capra’s change in control agreement provides that if the executive terminates employment in a qualifying termination (as such term is defined in the agreement), within twelve (12) months following a change in control for reasons other than good cause, the executive will be entitled to a payment equal to the executive’s annual base cash compensation.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   51

CEO Pay Ratio
As required by applicable SEC rules, the Company is providing the following information about the relationship of the annual total compensation of the Company’s median employee to the annual total compensation of Mr. DeFazio, the Company’s Chief Executive Officer and President. For 2024, the Company’s last completed fiscal year:
•
the annual total compensation of the Company’s median employee was $122,535; and

•
the annual total compensation of the CEO as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $5,633,992.

Based on this information, for 2024 the CEO’s annual total compensation was approximately 46 times that of the annual total compensation of the Company’s median employee.
The Company took the following steps to identify its median employee, as well as to determine the annual total compensation of the Company’s median employee and its CEO.
1.
The Company determined that, as of December 31, 2024 (“Determination Date”) its employee population consisted of 293 individuals (291 full-time employees and 2 part-time employees).

2.
To identify the “median employee” from its employee population, the Company used the amount of  “gross wages” for the identified employees as reflected in the Company’s payroll records for the period in the fiscal year through the Determination Date. For gross wages, the Company generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. The Company did not use any statistical sampling techniques.

3.
For the annual total compensation of the Company’s median employee, the Company’s identified and calculated the elements of that employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of  $122,535.

4.
For the annual total compensation of the CEO (inclusive solely of compensation paid or awarded by the Company), the Company used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement.

The required CEO pay ratio information reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from the Company’s, is likely not comparable to the Company’s SEC-required or supplemental CEO pay ratios.

52   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Pay Versus Performance
We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) or CEO and Average CAP to non-PEO NEOs have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnote (2) below sets forth the adjustments from the Total Compensation for the PEO and non-PEO NEOs reported in the Summary Compensation Table above. See Appendix A: Non-GAAP Reconciliations below for additional information.
The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.” Because CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in the stock price and therefore, may be higher or lower than Summary Compensation Table compensation values.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
			Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Fixed $100 Investment Based on:
Year(1)	Summary Compensation Table for PEO ($)	Compensation Actually Paid to PEO(2)(3) ($)			Total Shareholder Return ($)	Peer Group Total Shareholder Return(4) ($)	Net Income ($ in millions)	Non-GAAP Adjusted ROATCE(5) (%)
2024	5,633,992	4,962,333	1,159,212	1,000,103	121	131	66.7	12.2%
2023	3,006,460	2,805,553	871,001	721,022	115	116	77.3	16.8%
2022	4,612,094	2,045,247	960,656	249,561	122	116	59.4	16.6%
2021	4,377,178	8,378,208	1,928,708	3,506,689	221	125	60.6	15.2%
2020	2,034,435	1,013,573	901,166	621,579	75	91	39.5	12.9%

(1)
The PEO in all five reporting years is Mark DeFazio. The other NEOs in the 2024 reporting year are Laura Capra, Daniel Dougherty, Scott Lublin, and Nick Rosenberg. The other NEOs in the 2023 reporting year are Laura Capra, Daniel Dougherty, Scott Lublin, Nick Rosenberg, and Gregory Sigrist. The other NEOs in the 2022 reporting year are Laura Capra, Scott Lublin, Nick Rosenberg, and Gregory Sigrist. The other NEOs in the 2021 reporting year are Scott Lublin and Nick Rosenberg. The other NEOs in the 2020 reporting year are Laura Capra and Scott Lublin.

PEO Adjustments	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Summary Compensation Table Total	5,633,992	3,006,460	4,612,094	4,377,178	2,034,435
Add (Deduct): Fair Value of Equity Awards Included in Summary Compensation Table	(3,499,968)	(1,500,000)	(3,106,384)	(2,991,918)	(499,980)
Add: Fair Value of awards Granted in Current Year and Outstanding and Unvested at Year-End	3,555,918	1,483,852	2,085,836	5,224,444	238,076
Add (Deduct): Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested at Year-End	22,931	(90,008)	(1,232,921)	397,882	(819,176)
Add: Fair Value of Awards Granted and Vested in Current Year	0	0	0	0	117,889
Add (Deduct): Change in Fair Value of awards Granted in Prior Years that Vested during Year	(750,539)	(94,751)	(313,378)	1,370,622	(57,671)
Add (Deduct): Fair Value of Equity Awards Granted in Prior Years Forfeited in the Covered Year	0	0	0	0	0
Total CAP	4,962,333	2,805,553	2,045,247	8,378,208	1,013,573

(2)
SEC rules require certain adjustments be made to the SCT values to determine CAP. For purposes of the pension valuation adjustments, NEOs do not participate in any defined benefit plan and as such are not included in the below table. The following tables detail the applicable adjustments that were made to determine CAP.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   53

Pay Versus Performance

Non-PEO NEO Adjustments	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Summary Compensation Table Total	1,159,212	871,001	960,656	1,928,708	901,166
Add (Deduct): Fair Value of Equity Awards Included in Summary Compensation Table	(588,849)	(352,729)	(404,985)	(1,301,678)	(247,484)
Add: Fair Value of awards Granted in Current Year and Outstanding and Unvested at Year-End	534,594	279,392	233,668	2,328,053	117,823
Add (Deduct): Change in Fair Value of Awards Granted in Prior Years and Outstanding and Unvested at Year-End	15,740	(16,450)	(439,833)	159,560	(198,907)
Add: Fair Value of Awards Granted and Vested in Current Year	0	0	0	0	58,370
Add (Deduct): Change in Fair Value of awards Granted in Prior Years that Vested during Year	(120,593)	(13,279)	(99,945)	392,046	(9,389)
Add (Deduct): Fair Value of Equity Awards Granted in Prior Years Forfeited in the Covered Year	0	46,913	0	0	0
Total CAP	1,000,104	721,022	249,561	3,506,689	621,579

(3)
The fair value of performance shares/units reporting for CAP purposes in columns (c) and (e) reflects calculated performance at the end of the performance year for internal metrics, in accordance with FASB ASC 718. Performance share/units subject to internal metrics will ultimately vest based on measured performance through the end of the performance period.

(4)
Reflects the total shareholder return indexed to $100 per share for the KBW Regional Bank Index, which is the industry line peer group reported in our 2024 Form 10-K.

(5)
Adjusted ROATCE is a Non-GAAP financial measure. See reconciliation in Appendix A..

Tabular List of Financial Performance Measures
The following table identifies the most important financial performance measures used by the Company to link the CAP to the Company’s NEOs in 2024 to Company performance. The role of each of these performance measures on our NEOs’ compensation is discussed in “Compensation Discussion and Analysis.”
Financial Performance Measures
• Adjusted ROATCE
• Adjusted Net Income Growth
• Loans

54   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Pay Versus Performance

Analysis of the Information Presented in the Pay Versus Performance Table
The following charts show the relationship between the Company’s cumulative four-year Total Shareholder Return (“TSR”) and that of the KBW Regional Bank Index, as well as CAP and the required financial performance measures in the Pay Versus Performance table above — Company TSR, Peer Group TSR, Net Income and the Company-selected measure of Adjusted ROATCE.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   55

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s Audit Committee has approved the engagement of Crowe LLP to be its independent registered public accounting firm for the year ending December 31, 2025, subject to the ratification of the engagement by the Company’s stockholders. We are asking stockholders to ratify the Audit Committee’s engagement of Crowe LLP for the year ending December 31, 2025.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.
The Company’s Audit Committee has direct responsibility over:
•
The appointment, compensation, and oversight of the work of our independent registered public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us.

•
Approving all audit engagement fees and terms and all non-audit engagements of the independent registered public accountants.

•
Annually evaluating Crowe LLP, including its qualifications and independence, and replacing Crowe LLP as our independent registered public accountant, as appropriate.

•
Ensuring that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under applicable auditor independence rules.

Crowe LLP has served as our registered public accounting firm since 2008. As in prior years, the Audit Committee engaged in a review of Crowe LLP in connection with considering whether to recommend that stockholders ratify the selection of Crowe LLP as our independent auditor for 2025. In that review, the Audit Committee considered:
•
the continued independence of Crowe LLP;

•
Crowe LLP’s demonstrated understanding of the financial services industry in general and the Company’s business in particular; and

•
the professionalism of Crowe LLP’s team, including their exhibited professional skepticism, objectivity and integrity.

To assist the Audit Committee with its review, management prepares an annual assessment of Crowe LLP that includes the results of a survey of management and Audit Committee members regarding Crowe LLP’s overall performance and Crowe LLP’s fees and services. In addition, Crowe LLP provides to, and reviews with, the Audit Committee an analysis of its independence, including the policies that Crowe LLP follows with respect to rotating key audit personnel so that there is a new partner-in-charge at least every five years.

56   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders. A representative of Crowe LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2024 and 2023.
Crowe LLP Fees	2024 ($)	2023 ($)
Audit Fees(1)	592,592	567,026
Audit-Related Fees(2)	186,611	39,500
Tax Fees	—	—
All Other Fees	—	—

(1)
“Audit Fees” relate to professional services rendered in connection with the audits of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings.

(2)
“Audit-Related Fees” relate to professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and certain other assurance services required by statute, regulation or otherwise that only our independent registered public accountant can reasonably provide.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement before the services begin or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of the Company’s engagement of Crowe LLP.
The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of Crowe LLP, and concluded that performing such services was de minimis and did not affect the independence of Crowe LLP in its function as the Company’s independent registered public accounting firm.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   57

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Audit Committee Report
Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee those processes. As part of its ongoing activities, the Audit Committee has:
•
reviewed and discussed with management and the independent public accountants, the Company’s audited consolidated financial statements for the year ended December 31, 2024;

•
met with the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, internal auditors and the Company’s independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•
received from and discussed with the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence from the Company.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of the Company’s consolidated financial statements with GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (as amended, the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed “soliciting material” or to be “filed” with the SEC under the Securities Act or the Exchange Act.
This report has been provided by The Audit Committee

WILLIAM REINHARDT (Chair)	DALE C. FREDSTON	DAVID J. GOLD	TERENCE J. MITCHELL	KATRINA ROBINSON

58   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 4 — Approval of the Equity Incentive Plan Amendment

On April 11, 2025, the Board adopted, upon recommendation of the Compensation Committee, and subject to stockholder approval, an amendment to the current Amended and Restated Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Current Equity Incentive Plan”) to increase the number of shares of common stock authorized for issuance under the Current Equity Incentive Plan by 750,000 to 1,466,000. We are asking our stockholders to approve the Equity Incentive Plan Amendment so that we will have an adequate number of shares to make appropriate equity incentive awards to officers, employees, and non-employee directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN AMENDMENT.
Equity Compensation is Fundamental to our Compensation Philosophy and Business Strategy
We operate in a competitive marketplace and believe that the Company’s future success depends, in part, upon our ability to attract, retain and motivate highly qualified officers, employees, and non-management directors through competitive compensation. If the Equity Incentive Plan Amendment is not approved, our ability to issue equity compensation to our officers and employees at appropriate and competitive levels in the future would be significantly limited, which could impede our ability to hire and retain talent and could ultimately impact our future growth plans and strategic priorities. Key information regarding this proposal, including the implications of the Equity Incentive Plan Amendment to our strategy and business plans, is outlined below.
Q	What is the Purpose of this Proposal?
A	The sole effect of the Equity Incentive Plan Amendment is to increase the total number of shares of common stock issuable under the Current Equity Incentive Plan from 716,000 shares to 1,466,000. The Current Equity Incentive Plan was approved at the Company’s 2024 annual meeting when our stockholders authorized an increase in the number of shares of our common stock that could be issued as awards for equity compensation purposes by 358,000, to 716,000. As of April 3, 2025, only 125,160 shares remained available for grant under the Current Equity Incentive Plan. Several factors have affected the rate at which the shares authorized under the Current Equity Incentive Plan have been granted, including volatility in general macroeconomic conditions and in our stock price, which has resulted in the issuance of a higher number of shares from the Current Equity Incentive Plan in order to maintain incentive compensation levels that are consistent with the Company’s compensation practices and appropriate for promoting the Company’s growth and performance objectives.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   59

Proposal 4 — Approval of the Equity Incentive Plan Amendment

As of March 31, 2025, there were 11 non-employee directors and approximately 85 employees eligible to receive awards under the Current Equity Incentive Plan. Approximately 22% of our employees received equity grants from the Current Equity Incentive Plan in 2024, and 85% of all equity awards were awarded as part of annual incentive payments.
Without your approval of this proposal, we do not anticipate having sufficient equity to grant any significant additional equity awards until stockholders approve additional shares under the Current Equity Incentive Plan. Moreover, if sufficient shares are not available, we may need to increase the cash component of our annual incentive program in order to offset the decreased equity component, which would increase our cash compensation expenses over time and redirect cash that might otherwise be better deployed as a reinvestment in the Company’s business.
As of December 31, 2024, the Company had the following equity awards outstanding and shares remaining available for issuance:
Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted- Average Exercise Price of Outstanding Options and Restricted Stock Units	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved By Security Holders	716,000	$50.59	125,160
Equity Compensation Plans Not Approved By Security Holders	750,000	—	—
Total	1,466,000	$50.59	125,160

(1)
Excluding number of securities to be issued upon exercise of outstanding options and restricted stock units.

Q	Why is the use of equity-based compensation important to the Company?
A	The Board believes that approving the Equity Incentive Plan Amendment is in the best interest of our stockholders. By increasing the number of shares of common stock issuable as incentive awards, we will be able to continue our practice of tying a significant portion of our senior leaders’ and employees’ compensation to the Company’s long-term results, performance, and financial strength through equity incentive awards, which serves to align the interests of these individuals with those of our stockholders. As a human capital-based business that must competitively attract, compensate, and retain our employees and align their interests with those of our stockholders, the Current Equity Incentive Plan is a key component of our firm-wide compensation program.

By design, our pay mix is focused more heavily on equity-based compensation relative to comparable financial institutions. This is critical for our business and overall strategy:
•
The Company’s compensation philosophy has created a ‘pay-for-performance’ oriented culture, which inherently relies on stock-based compensation. By tying a material component of officer and employee compensation to equity incentives, individuals are rewarded for their contributions to the performance and growth of the Company, which increases long-term stockholder value and better aligns their interests with those of our stockholders.

•
We rely on restricted stock units for payment of a significant portion of our annual incentives to a broad portion of our employee base, and as a result our use of equity-based compensation is typically greater relative to comparable financial institutions.

•
We also believe in incentivizing our officers and employees to operate like ‘owners’, which perpetuates our ability to provide the high-quality customer service and to develop deep and enduring relationships with our customers and the communities in which we operate. The use of equity-based compensation and incentives is therefore key to our overall competitiveness.

•
The ability to grant equity awards under the Current Equity Incentive Plan is the primary means by which we attract and recruit new employees. In addition, our equity awards are restricted, in that they generally vest ratably over three years’ time so long as an employee remains employed by the Company. These restrictions

60   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Proposal 4 — Approval of the Equity Incentive Plan Amendment

provide a powerful retention tool with respect to the senior leaders and employees upon whom the future growth and success of the Company depends.
At the present time, no specific determination has been made as to the grant or allocation of awards. The Compensation Committee intends to meet if the Company’s stockholders approve the Equity Incentive Plan Amendment to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors.
Q	How will the additional shares under the Equity Incentive Plan Amendment affect our current stockholders?
A	We recognize that equity awards dilute existing stockholders, and, we are committed to responsibly manage the long-term aggregate potential dilution from the growth of our equity compensation program. Accordingly, the Compensation Committee, in consultation with its independent consultant, FW Cook, has evaluated the current practices of financial institutions and other comparable companies in our marketplace as part of its assessment of the potential impact to our stockholders from the Equity Incentive Plan Amendment. A key consideration for the Compensation Committee and the Board in approving the additional 750,000 shares under the Equity Incentive Plan Amendment was the Company’s recently announced share repurchase program, pursuant to which the Company is authorized to repurchase an aggregate value of up to $50.0 million of its outstanding common stock. The Company has already engaged in repurchases of its outstanding common stock since the announcement of the program, and, given the prevailing market conditions, expects to continue to repurchase common stock up to the full authorized amount of $50.0 million, which could have a significant impact on the potential dilutive effect of the Equity Incentive Plan Amendment.
Aggregate Potential Dilution
The following tables provide additional information regarding (i) the calculation of the overhang percentage, or potential stockholder dilution (without factoring in potential future repurchases of our common stock) and (ii) burn rate, or the measure of the Company’s annual share utilization, as compared to stock settled, time-based equity awards granted, and performance-based equity awards earned, over each of the last three completed fiscal years:
Aggregate Potential Dilution	As of April 3, 2025(1)
Stock options outstanding (A)	—
Total full value shares (restricted stock awards / units and performance-based RSUs) outstanding (B)(2)	372,150
Remaining shares available for grant under Equity Incentive Plan (C)	125,160
Additional shares being requested under the Equity Incentive Plan Amendment (D)(3)	750,000
Basic common shares outstanding as of March 31, 2025 (E)	11,066,234
Aggregate potential dilution (fully-diluted overhang): = (A+B+C+D) / (A+B+C+D+E)	10.13%

(1)
Unless otherwise noted.

(2)
The number of outstanding PRSUs assumes performance at ‘target’ performance level.

(3)
Assuming the Equity Incentive Plan Amendment is approved by stockholders.

Share Usage(1)	2024	2023	2022
Stock options granted	—	—	—
Time-based restricted stock awards / units granted	160,859	195,969	198,498
Performance-based RSUs earned	31,746	30,800	29,200
Weighted average basic common shares outstanding	11,179,074	11,060,110	10,929,021
Share usage rate (“burn rate”)	1.72%	2.05%	2.08%

(1)
Amounts in the table differ from the amounts reported in the Company’s Annual Reports on Form 10-K because the performance-based restricted stock awards are reflected in the year in which the performance criteria were achieved rather than the year in which the awards were granted. For example, the stock awards granted in 2024 for the 2023 performance year are included in the 2023 amounts shown in the table.

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Proposal 4 — Approval of the Equity Incentive Plan Amendment

Q	Will any other term of the Current Equity Incentive Plan change if this amendment is approved?
A	If this proposal is approved by stockholders, an additional 750,000 shares will be authorized and available for issuance as part of our equity incentive compensation program. No other material terms of the Current Equity Incentive Plan will change. The Equity Incentive Plan Amendment is attached as Appendix B to this Proxy Statement. The full text of the Current Equity Incentive Plan is attached as Appendix A to the Company’s 2024 notice of annual meeting and proxy statement filed with the SEC on April 22, 2024, and the key features of the Current Equity Incentive Plan, as amended by the Equity Incentive Plan Amendment (the “Amended Equity Incentive Plan”), are described in detail below.
Key Features of the Amended Equity Incentive Plan
The following table summarizes the key features of the Amended Equity Incentive Plan. The Compensation Committee believes the Amended Equity Incentive Plan aligns with market best practices, including:
•
no “evergreen” provision (which would automatically increase the number of shares);

•
a 1-year minimum vesting period;

•
a prohibition against stock option repricing;

•
a double-trigger change-in-control provision;

•
no 280G excise tax gross up;

•
a limitation of grants to non-employee directors;

•
a prohibition on liberal recycling of equity awards; and

•
equity awards are subject to the Company’s insider trading, hedging and pledging and clawback policies, which are described in this Proxy Statement.

Key Attribute	Plan Feature	Description
Equity Award Types	Stock options (non-qualified stock options and incentive stock options), restricted stock and restricted stock units.	The Amended Equity Incentive Plan provides the Company with equity award types predominately used in the marketplace to provide flexibility in meeting its compensation objectives.
Award Vesting Criteria: Performance Awards and Service-Based Awards	The vesting of awards may be subject to the achievement of performance measures as determined by the Compensation Committee or subject to time-based vesting over a period of continuous service (i.e., service-based).
Based on the Compensation Committee’s evaluation of current market practices and past Company practices, a portion of equity award grants under the Amended Equity Incentive Plan is expected to be subject to performance-based vesting.
The Compensation Committee intends to continue to use a third-party independent compensation consultant to review its equity award grant practices.

Vesting Period	Subject to certain limited exceptions, at least 95% of the awards under the Amended Equity Incentive Plan will vest no earlier than one year after the grant date.	The Compensation Committee will set the vesting schedule or conditions as a part of its view that equity awards are a longer-term compensation element.
Prohibition Against Stock Option Repricing	Neither the Compensation Committee nor the Board will have the right to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted under the Amended Equity Incentive Plan, except in the event of a change in control or certain corporate transactions set forth in the Amended Equity Incentive Plan (including stock splits, and stock dividends) or adjustments approved by the Company’s stockholders.	The Compensation Committee believes that repricing stock options is contrary to the objectives of stock options and would not be in alignment with the interest of stockholders.

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Proposal 4 — Approval of the Equity Incentive Plan Amendment

Key Attribute	Plan Feature	Description
No Dividends or Dividend Equivalents on Unvested Awards	Dividends or dividend equivalents payable on unvested awards subject to time-based vesting or performance-based vesting shall be distributed to a participant on or after the vesting date of such award. If the underlying award does not vest, the participant will not receive such dividends or dividend equivalents.	The Compensation Committee believes that the timing of dividend and dividend equivalent payments is appropriately aligned with the interests of stockholders.
Acceleration of Vesting: Committee Discretion	Vesting of awards may be accelerated by the Compensation Committee, at its discretion.	The Compensation Committee determined that discretion to accelerate awards is important to allow the Company to respond to employment-related matters or other unforeseen circumstances that could warrant consideration of acceleration.
Acceleration of Vesting: Termination of Service without Cause or Resignation for Good Reason following a Change in Control (i.e., an Involuntary Termination of Service)	Unless otherwise specified by the Compensation Committee (i) all unvested service-based awards will vest upon an involuntary termination of service within 24 months following a change in control and stock options will remain exercisable for one year following an involuntary termination of service following a change in control and (ii) all performance awards will vest upon an involuntary termination of service following a change in control based on the greater of actual performance or at the target level.	The Compensation Committee determined that a “double trigger” in connection with a change in control weighs the Company’s need for a meaningful retention tool with any future acquirer’s ability to appropriately manage human resources during any merger integration. The Amended Equity Incentive Plan does not contain a “single trigger” or 280G excise tax gross-ups.
Share Limitations	The maximum number of shares of stock that may be delivered to participants under the Amended Equity Incentive Plan is 1,466,000, shares, subject to adjustment as set forth in the Amended Equity Incentive Plan, less any grants made prior to the date hereof under the Amended Equity Incentive Plan (any of which may be granted as Incentive stock options).	The Compensation Committee evaluated a number of factors in determining the appropriate plan size, including past grant practices, the grant practices of peer banks, the stockholder value transfer to participants, and guidelines of proxy advisors.
Limitation of Grants to Non-Employee Directors	The aggregate grant date fair value of all awards granted to any non-employee director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed $800,000 (or $950,000 in the case of a Chairman of the Board).	The Compensation Committee expects that it will continue to use the services of an independent compensation consultant to assist it in making equity award grants, but believes it is important to provide calendar year compensation limitations for its non-employee directors.
Limited Recycling of Equity Awards	Only awards that are forfeited, expired or settled in cash are available for reissuance under the Amended Equity Incentive Plan.	The Compensation Committee believes that conservative recycling of equity awards is an important provision in the Amended Equity Incentive Plan and properly aligns with the interests of stockholders.
Automatic Exercise of Stock Options	At the Compensation Committee’s discretion, stock options that are exercisable but unexercised as of the day immediately before their expiration date may be automatically exercised on behalf of a participant, in accordance with procedures established by the Compensation Committee.	The Compensation Committee believes that providing for an automatic exercise is in the best interest of the Company and participants and provides an efficient mechanism to exercise stock options.

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Proposal 4 — Approval of the Equity Incentive Plan Amendment

Key Attribute	Plan Feature	Description
Equitable Adjustments; Performance Measures
If shares of stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, such adjustments and other substitutions will be made to the Amended Equity Incentive Plan and to awards in a manner the Compensation Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number and kinds of shares for which grants may be made under the Amended Equity Incentive Plan, the maximum number of shares that may be issued pursuant to incentive stock options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards granted under the Amended Equity Incentive Plan.
In establishing any performance measures for awards under the Amended Equity Incentive Plan, the Compensation Committee may provide for the exclusion of the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Performance measures will be modified, to the extent applicable, to reflect a change in the outstanding shares by reason of any stock dividend or stock split, or a corporate transaction, as described in the Amended Equity Incentive Plan.
The Company believes these “equitable adjustment” provisions are standard market practice and are only utilized by the Compensation Committee, in its discretion, to the extent it deems doing so is appropriate and retains the intended value of awards.
Clawback of Equity Awards	In the event of an accounting restatement, the Company will seek to recover from executive officers any incentive-based compensation they received that would have been less had it been calculated based on the restated financial statements. Any compensation that is (i) granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure, and (ii) received on or after October 2, 2023, is subject to potential recoupment under this policy.	The Compensation Committee believes it is important to maintain strong clawback provisions for equity awards.

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Proposal 4 — Approval of the Equity Incentive Plan Amendment

Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Amended Equity Incentive Plan.
NON-QUALIFIED STOCK OPTIONS
The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
INCENTIVE STOCK OPTIONS
The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of  (1) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
RESTRICTED STOCK
A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.
RESTRICTED STOCK UNITS
A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the

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Proposal 4 — Approval of the Equity Incentive Plan Amendment

recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.
DIVIDEND EQUIVALENT RIGHTS
The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.
WITHHOLDING OF TAXES
The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.
CHANGE IN CONTROL
Any acceleration of the vesting or payment of awards under the Amended Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
NOT TAX ADVICE
The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Amended Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Amended Equity Incentive Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.
Accounting Treatment
Under GAAP, the Company is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN AMENDMENT.

66   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Stock Ownership
Holders of record of Metropolitan Bank Holding Corp.’s shares of common stock as of the close of business on April 3, 2025, the record date, are entitled to one vote for each share then held. As of the Record Date, there were 11,066,234 shares of common stock issued and outstanding. The following table sets forth the shares of the Company’s common stock beneficially owned by each of the Company’s current directors, by each of the NEOs, by all directors and officers as a group and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, in each case as of the Record Date (except to the extent indicated otherwise in the footnotes). The mailing address for each of the Company’s directors and NEOs is 99 Park Avenue, 12th Floor, New York, New York 10016.
Name of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1) (#)	Percent of Shares of Common Stock Outstanding
• Five Percent Stockholders
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	1,039,730(2)	9.4%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	865,035.21(3)	7.8%
Patriot Financial Partners III, L.P. 100 Matsonford Road, Suite 210 Randor, Pennsylvania 19087	668,684(4)	6.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	601,497(5)	5.4%
• Directors and Nominees
Mark R. DeFazio	121,344	1.10%
Anthony J. Fabiano	12,533	*
Dale C. Fredston	17,168	*
David J. Gold	27,231	*
Harvey M. Gutman	20,143	*
Terence J. Mitchell	18,026	*
Chaya Pamula	9,013	*
Robert C. Patent	168,462(7)	1.52%
Maria F. Ramirez	33,057(8)	*
William Reinhardt	21,280	*
Katrina Robinson	5,000	*
George J. Wolf, Jr.	27,735	*
• Named Executive Officers		*
Laura Capra	38,044	*
Scott Lublin	49,988	*
Nick Rosenberg	31,589(9)	*
Daniel F. Dougherty	26,823	*
All directors and executive officers as a group (20 persons)	673,888	6.09%

*
Less than 1%.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   67

Stock Ownership

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock over which he or she has sole or shared voting or investment power or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on February 5, 2025.

(3)
Based on information contained in a Schedule 13G/A filed with the SEC on February 12, 2025.

(4)
Based on information contained in a Schedule 13D/A filed with the SEC on September 19, 2023.

(5)
Based on information contained in a Schedule 13G/A filed with the SEC on January 26, 2024.

(7)
Includes 69,004 shares held by a partnership and 3,380 shares for which Mr. Patent maintains a power of attorney granted by Mr. Patent’s sibling with respect to such shares, including voting power over the shares.

(8)
Includes 1,000 shares held by Ms. Ramirez’s spouse.

(9)
Includes 750 shares held by Mr. Rosenberg’s children.

Delinquent Section 16(a) Reports
The Company’s executive officers, directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of Company common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of shares of Company common stock failed to file ownership reports on a timely basis during 2024.

68   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

General Information about the Annual Meeting
DATE	VIRTUAL MEETING	RECORD DATE
May 28, 2025 9:00 a.m., Eastern Time	Go online to www.meetnow.global/M2XRACH	April 3, 2025
Annual Meeting Q&A
The Board is soliciting your proxy for our 2025 Annual Meeting of Stockholders, and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting.
Q	Who can attend the Annual Meeting? How do I attend?
A
Only stockholders of record of our common stock at the close of business on April 3, 2025, the Record Date, have a right to attend the Annual Meeting, which will be held on May 28, 2025 at 9:00 a.m. Eastern Time.
The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. To be admitted to the Annual Meeting, you must go online to www.meetnow.global/M2XRACH. To login to the virtual meeting, you must join as a “Shareholder” and follow the applicable instructions set forth below under “How do I register for the Annual Meeting?”
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. You should ensure that you have a strong internet connection wherever you intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance, should you need it, you may call (888) 724-2416.

Q	How do I register for the Annual Meeting?
A
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. To attend the meeting, you must go online to www.meetnow.global/M2XRACH, join as a “Shareholder” and enter the control number found on your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, and you wish to participate at the Annual Meeting, you must register in advance. To register to attend the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your shares along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, May 22, 2025. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Proof of proxy power and registration requests should be directed to Computershare at the following:

BY EMAIL	Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com	BY MAIL	Computershare Metropolitan Bank Holding Corp. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   69

General Information about the Annual Meeting

Q	Who can vote at the Annual Meeting?
A	Only stockholders as of the Record Date, April 3, 2025, may vote at the Annual Meeting. On the Record Date, we had 11,066,234 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the Record Date. The shares of common stock held in our treasury will not be voted. Please see “What if I am a ‘beneficial owner’?” below for information on providing voting instructions if you hold your shares of common stock through a broker, bank or other nominee.
Q	What is a proxy?
A	Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment thereof. The individuals designated as “proxies” or “proxy holders” are named on the proxy card and will vote your shares at the Annual Meeting according to the instructions you give on the proxy card or by telephone or over the Internet.
Q	How are proxy materials being distributed?
A	We anticipate that the Notice of Annual Meeting of Stockholders and the Proxy Statement will begin being mailed to stockholders on or about April 17, 2025.
Q	How do I vote? What are the different ways I can vote my shares?
A	If you are a stockholder of record (that is, you hold your shares of our common stock in your own name), you may vote your shares by using any of the following methods:
BY SUBMITTING A PROXY BY INTERNET	BY SUBMITTING A PROXY BY TELEPHONE

To submit a proxy by Internet prior to the Annual Meeting, use the Internet site listed on the proxy card. The Internet voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

To submit a proxy by telephone, call the toll-free number listed on the proxy card. The telephone voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded.If you vote by telephone, you should not return your proxy card.

BY SUBMITTING A PROXY BY MAIL	VIRTUALLY AT THE ANNUAL MEETING
To submit a proxy by mail, complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope provided to you.
If you are a registered stockholder or hold a proxy from a registered stockholder (and meet other requirements as described in “Who can attend the Annual Meeting? How do I attend?” above), you may attend the Annual Meeting virtually and vote on the meeting website.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to vote at the Annual Meeting. To register, please follow the instructions set forth below under “What if I am a ‘beneficial owner’?”

70   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

General Information about the Annual Meeting

Q	What if I am a “beneficial owner”?
A
If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive instructions on how to vote at the Annual Meeting (including, if your broker, bank or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) as part of your proxy materials provided by the record holder. You must follow those instructions to be able to attend the Annual Meeting and have your shares voted.
If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen depending on the type of proposal. For the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (Proposal 3), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions (a “broker non-vote”). As a result, if you hold your shares in “street name” your shares will only be voted on Proposals 1, 2, and 4 if you give instructions to your broker.

Q	If I vote by proxy, how will my shares be voted? What if I submit a proxy without indicating how to vote my shares?
A	If you vote by proxy through mail, telephone or over the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the recommendations of the Board. Please see “How does the Board recommend that I vote?” below for additional information.
Q	What if I want to revoke my proxy?
A
You may revoke your proxy at any time before it is voted at the Annual Meeting and all adjournments thereof by:
(i)
sending written notice of revocation to the Corporate Secretary of Metropolitan Bank Holding Corp. at 99 Park Avenue, 12th Floor, New York, New York, 10016,

(ii)
submitting another signed proxy card with a later date, or

(iii)
by virtually attending the Annual Meeting and voting during the meeting on the meeting website.

Please note that your virtual attendance at the Annual Meeting will not revoke your proxy unless you vote on the meeting website at the appropriate time during the Annual Meeting.

Q	What is a quorum?
A	A quorum is the minimum number of shares required to conduct business at the Annual Meeting. The presence virtually or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   71

General Information about the Annual Meeting

Q	What matters are being considered at the Annual Meeting?
A
The purpose of the Annual Meeting is to:
1.
vote to elect four directors (Proposal 1),

2.
approve, on a non-binding advisory basis, the compensation of our Named Executive Officers for 2024
(Proposal 2),

3.
ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3), and

4.
approve the Equity Incentive Plan Amendment (Proposal 4).

You may be asked to vote on other matters that may properly be submitted to a vote at the Annual Meeting. The Company could adjourn or postpone the Annual Meeting for the purpose of, among other things, allowing additional time to solicit proxies.

Proposal		Board Recommendation	Voting Options	Vote Required	Effect of Abstentions and Broker Non-Votes
1.	Election of four directors to serve on our Board of Directors for a three-year term ending at the 2028 Annual Meeting	FOR each director nominee	• FOR • WITHHOLD	• a plurality of the votes cast (i.e., individuals who receive the highest number of ‘FOR’ votes cast are elected)	• No effect
2.	Approval of a non-binding advisory vote regarding the 2024 compensation of our Named Executive Officers, as disclosed in this Proxy Statement (“Say-on-Pay” vote)	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
3.	Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
4.	Approval of the Equity Incentive Plan Amendment	FOR	• FOR • AGAINST • ABSTAIN	• the affirmative vote of a majority of the votes cast	• No effect
Q	How may I vote for each proposal?
A	You may vote “for” any director nominee proposed by the Board or “withhold” authority to vote for any director nominee being proposed (Proposal 1). For all other proposals, you may vote “for” the proposal, vote “against” the proposal, or “abstain” from voting on such proposal.
Q	What vote is required for approval of a proposal at the Annual Meeting?
A
A director nominee will be elected if a plurality of the votes cast at the Annual Meeting are “for” a director’s election. “Plurality” means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
All other matters to be voted on at the Annual Meeting require the affirmative vote of a majority of the votes cast virtually or by proxy at the Annual Meeting.

Q	What is the effect of abstentions and broker non-votes?
A	Abstentions and broker non-votes will have no effect on the vote for any of the four proposals being considered at the Annual Meeting.

72   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

General Information about the Annual Meeting

Q	How does the Board recommend that I vote?
A	The Board has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders and unanimously recommends a vote:
“FOR” the election of the director nominees (Proposal 1);
“FOR” the compensation of the Named Executive Officers for 2024 (Proposal 2);
“FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (Proposal 3); and
“FOR” the approval of the Equity Incentive Plan Amendment (Proposal 4).
Stockholder Proposals
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 99 Park Avenue, 12th Floor, New York, New York 10016, no later than December 18, 2025, the 120th day before the anniversary date of this Proxy Statement. If next year’s annual meeting is held on a date that is 30 days or more from May 28, 2026, any stockholder proposal must be received at a reasonable time before the Company prints or mails its proxy materials for such meeting. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act.
For a stockholder proposal to take action that is not intended to be included in the Company’s proxy statement for the 2026 annual meeting of stockholders, a stockholder must provide written notice of such proposal to the Corporate Secretary of the Company at its principal executive office by no later than January 17, 2026, which is the 90th day before the anniversary date of this Proxy Statement; provided, that if the date of the annual meeting is advanced more than 30 days or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice will be timely if delivered or mailed to and received by the Corporate Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. not later than the 10th day following the day on which public disclosure of the date of such meeting is first made. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act and the applicable provisions of the Company’s Bylaws.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter:
1.
a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

2.
the name and address of such stockholder as they appear on the books of Metropolitan Bank Holding Corp. and of the beneficial owner, if any, on whose behalf the proposal is made;

3.
the number of shares of capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

4.
a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and

5.
a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 29, 2026.
A notice with respect to director nominations must include:
1.
a statement that the writer is a stockholder and is proposing a candidate for consideration by the Board;

2.
a statement from the candidate that they will be willing to serve as a director if elected;

3.
the name and address of the stockholder as they appear on the Company’s books, the number of shares that are owned beneficially by the stockholder and the holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   73

General Information about the Annual Meeting

4.
a representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

5.
the name, age, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

6.
a description of all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

7.
a statement of the candidate’s business background and experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board; and

8.
such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

Nothing in this Proxy Statement will be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
Other Matters
The Board is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.
Householding
To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on SEC rules that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources. If you wish to receive a separate copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 or this Proxy Statement, or if you wish to receive separate copies of future annual reports or proxy statements, please contact our Annual Meeting provider, Computershare, by phone at 888-785-7674 by mail at Computershare, PO Box 43006, Providence, RI 02940-3006, or by email at web.queries@computershare.com. We will deliver the requested documents promptly upon your request.
Miscellaneous
The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Georgeson LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of  $13,500 plus reasonable expenses for their services. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company’s 2024 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Annual Report on Form 10-K through the Company’s website, www.mcbankny.com, by clicking the Investor Relations tab and selecting “SEC Filings” under the “Filings & Financials” tab, or by calling us or writing us at the address below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
References to the Company website address, www.mcbankny.com, throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC rules. These references are not intended to, and do not, incorporate the contents of the Company website by reference into this Proxy Statement or the accompanying materials.
Investor Relations

Metropolitan Bank Holding Corp. 99 Park Avenue, 12th Floor New York, New York 10016	(212) 365-6721	IR@MCBankNY.com

74   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Appendix A: Non-GAAP Reconciliations
The following tables reconcile certain non-GAAP financial performance measures described in “Compensation Discussion and Analysis” and “Pay versus Performance” above. We believe that these non-GAAP financial performance measures are useful to investors because they provide additional information related to the ongoing performance of the Company and offer a more meaningful comparison to future results of operations. For purposes of our compensation program, these measures are intended to link our NEO’s compensation outcomes to the Company’s performance in comparison to planned levels, and the Company believes the use of these non-GAAP financial performance measures to adjust for the impact of certain circumstances, events and/or charges is appropriate because it excludes impacts that may not be reflective of the Company’s underlying operating performance.
Adjusted Net Income Growth represents the year-over-year percentage change in the Company’s Adjusted Net Income. In order to calculate the Company’s Adjusted Net Income Growth for purposes of our compensation program, adjustments consistent with the nature and type of adjustments shown below were made to the Net Income reported for the years ended December 31, 2023 and December 31, 2024 to determine the Adjusted Net Income for each year.
Adjusted ROATCE is defined as Adjusted Net Income divided by Average Tangible Common Equity. Average Tangible Common Equity is also a non-GAAP financial measure and is defined as average common equity less average intangible assets.
2023 Adjusted Net Income (Dollars in millions)	Net Income Adjustments
Net Income before income tax expense (GAAP)	106.9
Adjustments for:
Global Payments Group Crypto Revenue	(3.1)
Increased legal expenses (a)	3.4
Partial Reversal of Regulatory settlement reserve	(5.5)
Adjusted Pre-tax net income	101.7
Estimated Tax rate	28.0%
Adjusted Net Income	73.2

(a)
Represents legal expenses primarily related to Global Payments Group activity

2024 Adjusted Net Income (Dollars in millions)	Net Income Adjustments
Net Income before income tax expense (GAAP)	97.1
Adjustments for:
Regulatory Remediation expenses	16.1
Global Payments Group wind down	1.3
Digital Transformation expenses	6.5
Adjusted Pre-tax net income	121.0
Estimated Tax rate	31.2%
Adjusted Net Income	83.2

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   A-1

Appendix A: Non-GAAP Reconciliations

2024 Adjusted Net Income Growth (Dollars in millions )	Year ended Dec. 31, 2024
GAAP:
2024 Net Income	66.7
Less: 2023 Net Income	77.3
Year-over-Year Net Income Change	(10.6)
Divided by: 2023 Net Income	77.3
2024 Net Income Growth	(13.7)%
Non-GAAP:
2024 Adjusted Net Income	83.2
Less: 2023 Adjusted Net Income	73.2
Year-over-Year Adjusted Net Income Change	10.1
Divided by: 2023 Adjusted Net Income	73.2
2024 Adjusted Net Income Growth	13.7%
2024 Average Tangible Common Equity and Adjusted ROATCE (Dollars in millions)	Average Common Equity Adjustments
Average common equity (GAAP)	694.1
Less: average intangible assets	9.7
Average tangible common equity	684.4
Adjusted Net Income	83.2
Divided by: Average Tangible Common Equity	684.4
Adjusted ROATCE	12.2%
These non-GAAP financial measures supplement disclosures prepared in accordance with GAAP and should not be viewed as an alternative to GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies.

A-2   Metropolitan Bank Holding Corp. | 2025 Proxy Statement

Appendix B: Equity Incentive Plan Amendment
AMENDMENT TO THE AMENDED AND RESTATED
METROPOLITAN BANK HOLDING CORP.
2022 EQUITY INCENTIVE PLAN
April 11, 2025
WHEREAS, Metropolitan Bank Holding Corp. (the “Company”) established the Metropolitan Bank Holding Corp. Amended and Restated 2022 Equity Incentive Plan (the “2022 Plan”) to promote the long-term financial success of the Company and its Subsidiaries, including Metropolitan Commercial Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align such individuals’ interests with those of the Company’s stockholders directly through the ownership of shares of Company Stock;
WHEREAS, there are currently 716,000 shares of Company Stock, as defined under the terms of the 2022 Plan, authorized for issuance under the 2022 Plan;
WHEREAS, the Company desires to amend the 2022 Plan to increase the number of shares authorized for issuance under the 2022 Plan by an additional 750,000 shares of Company Stock (the “Equity Incentive Plan Amendment”); and
WHEREAS, Section 6.1 of the 2022 Plan permits the Company’s Board of Directors to amend the 2022 Plan at any time, subject to approval by the Company’s stockholders, as applicable.
NOW THEREFORE, the 2022 Plan be, and it hereby is, amended as set forth below:
1.
With the addition of the following in the Recitals section of the 2022 Plan:

WHEREAS, the Board of the Company has determined that it is advisable and in the best interests of the Company and its stockholders to increase the maximum number of shares of the Company’s common stock reserved for issuance under the 2022 Plan from 716,000 to 1,466,000 and to make certain other updates and conforming revisions (“Amendment No. 1”).
2.
Section 3.2(a) of the 2022 Plan is hereby amended in its entirety and replaced as follows:

(a) Share Reserve. Subject to adjustment under the provisions of this Section 3.2 and Section 3.4, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,466,000 shares of Stock, (i) less one (1) share for every one (1) share granted under the 2019 Equity Plan after March 15, 2022, and (ii) prior to the Effective Date of this Amendment No. 1, less one (1) share for every one (1) granted under the 2022 Plan prior to the Effective Date of Amendment No. 1. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options in the discretion of the Committee. As of May 29, 2024, no further grants will be made under the 2019 Equity Plan.
3.
In all other respects, the provisions of the 2022 Plan shall remain in full force and effect.

4.
Capitalized terms used but not otherwise defined in this Equity Incentive Plan Amendment shall have the meanings ascribed to them in the 2022 Plan.

Metropolitan Bank Holding Corp. | 2025 Proxy Statement   B-1

01 - Dale C. Fredston- for a 3-year term04 - Chaya Pamula- for a 3-year term02 - David J. Gold- for a 3-year term03 - Terence J. Mitchell- for a 3-year term1 U P XFor Withhold For Withhold For WithholdProposals — The B A oard of Directors recommends a vote FOR all director nominees and FOR Proposals 2, 3 and 4.043NNF2. Non-binding Advisory Vote on Named ExecutiveOfficer Compensation for 2024.3. Ratification of Appointment of Crowe LLP as IndependentRegistered Public Accounting Firm for the Fiscal Year EndingDecember 31, 2025.1. Election of Directors:For Against Abstain For Against AbstainPlease sign exactly as your name(s) appears on this proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian,please indicate full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.4. Vote to Approve the Amendment to the Metropolitan BankHolding Corp. Amended and Restated 2022 EquityIncentive Plan.For Against AbstainYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/MCBor scan the QR code — login details arelocated in the shaded bar below.Your vote matters – here’s how to vote!Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/MCBPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/MCBNotice of 2025 Annual Meeting of StockholdersProxy Solicited by the Board of Directors of the Company for the Annual Meeting — May 28, 2025David Gold, Terence Mitchell, and Robert Patent, or any of them, each with full power of substitution, are hereby authorized to represent and vote the sharesof the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders ofthe Company to be held on May 28, 2025 or at any postponement or adjournment thereof.This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will bevoted FOR the four nominees for director and FOR items 2, 3 and 4.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, 3 AND 4.(Items to be voted appear on reverse side)Proxy — Metropolitan Bank Holding Corp. (the “Company”)C Non-Voting Items IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Change of Address — Please print new address below.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The 2025 Notice and Proxy Statement and 2024 Annual Report to Stockholders are available at: www.edocumentview.com/MCB.Metropolitan Bank Holding Corp 2025 Annual Meeting of StockholdersThe 2025 Annual Meeting of Stockholders will be held virtually via the internet at https://meetnow.global/M2XRACHon Wednesday, May 28, 2025 at 9:00 a.m. ET.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.